                                                           Exhibit 10.9
____________________________________________________________________________________________________________________________________
                                   1. THIS CONTRACT IS A RATED ORDER                                  RATING         PAGE OF PAGES
AWARD/CONTRACT                        UNDER DPAS 115 CFR 3501                                         DO-C9            1      44
____________________________________________________________________________________________________________________________________
2. CONTRACT (Proc. Inst. Id. No.        3. EFFECTIVE DATE                                4. REQUISITION/PURCHASE REQUEST PROJECT NO.
   NAS5-31350                              March 29, 1991                                                 See Clause G.1
____________________________________________________________________________________________________________________________________
5. ISSUED BY                    CODE         289                 6. ADMINISTERED BY (If other than Item 5)    CODE
                                     _________________                                                             _________________
National Aeronautics and Space Administration
Goddard Space Flight Center
Greenbelt Road
Greenbelt, MD 20771
____________________________________________________________________________________________________________________________________
7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)               8. DELIVERY
                                                                                                      Destination
                                                                                          [ ] FOB ORIGIN       [X] OTHER (See below)
                                                                                          __________________________________________
   Orbital Sciences Corporation
   12500 Fair Lakes Circle                                                                9.  DISCOUNT FOR PROMPT PAYMENT
   Fairfax, VA 22033                                                                                    N/A
                                                                                          __________________________________________
                                                                                          10. SUBMIT INVOICES                  ITEM
                                                                                              (4 copies unless otherwise      Clause
_________________________________________________________________________________________      specified) TO THE ADDRESS       G.4
CODE                                 FACILITY CODE                                             SHOWN IN

____________________________________________________________________________________________________________________________________
11. SHIP TO MARK FOR           CODE          970.2               12. PAYMENT WILL BE MADE BY                   CODE  212.1
                                   _______________                                                                 _________________
    Robert G. Kirk                                                   Financial Management Division
    NASA/Goddard Space Flight Center                                 NASA /Goddard Space Flight Center
    Greenbelt, MD 20771                                              Greenbelt, MD 20771
____________________________________________________________________________________________________________________________________
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION     14. ACCOUNTING AND APPROPRIATION DATA

   [ ] 10 U S C 2304(C)(     )    [ ] 41 U S C 253(c)(     )         See Clause G.1
____________________________________________________________________________________________________________________________________
15A. ITEM NO.         15B. SUPPLIES/SERVICES          15C. QUANTITY          15D. UNIT          15E. UNIT PRICE          15F. AMOUNT
____________________________________________________________________________________________________________________________________
Ocean Color Data Mission                                                         APPROVED BY:

                                                                                 /s/ W.A. Landymore                           3/29/9
Type of Contract:     Firm Fixed Price                                           ___________________________________________________
Technical Office:     Robert G. Kirk, Code 970.2                             for C.L. Dunfee                                    Date
Contract Specialist:  Bernard J. Pagliaro, Code 289                              Associate Director for Acquisition
____________________________________________________________________________________________________________________________________
                                                                                     15 G. TOTAL AMOUNT OF CONTRACT .... $43,520,000
____________________________________________________________________________________________________________________________________
                                                    16. TABLE OF CONTENTS
____________________________________________________________________________________________________________________________________
( )  SEC            DESCRIPTION                         PAGE(S)        ( )  SEC            DESCRIPTION                       PAGE(S)
---  ---            -----------                         -------        ---  ---            -----------                       -------
                  PART 1 -- THE SCHEDULE                                                    PART II -- CONTRACT CLAUSES
X    A         SOLICITATION/CONTRACT FORM                   1-4          X    I      CONTRACT CLAUSES                          26-43
X    B         SUPPLIES OR SERVICES AND PRICES/COSTS        5-7          PART III -- LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH
X    C         DESCRIPTION, SPECS WORK STATEMENT              8          X    J      LIST OF ATTACHMENTS                          44
     D         PACKAGING AND MARKING                                             PART IV -- REPRESENTATIONS AND INSTRUCTIONS
X    E         INSPECTION AND ACCEPTANCE                   9-10               K      REPRESENTATIONS, CERTIFICATIONS AND
X    F         DELIVERIES OR PERFORMANCE                  11-13                      OTHER STATEMENTS OF OFFERORS
X    G         CONTRACT ADMINISTRATION DATA               14-37               L      INSTRS. CONDS. AND NOTICES TO OFFERORS
X    H         SPECIAL CONTRACT REQUIREMENTS              18-25               M      EVALUATIONS FACTORS FOR AWARD
____________________________________________________________________________________________________________________________________
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
____________________________________________________________________________________________________________________________________
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is re-     18. [ ] AWARD (Contractor is not required to sign this document)
quired to sign this document and return ____4____ copies to      offer on Solicitation Number ______________________________________
issuing officer.) Contractor agrees to furnish and deliver       including the additions or changes made by you which additions or
all items or perform all the services set forth or other-        changes are set forth in full above, is hereby accepted as in the
wise identified above and on any continuation sheets for         items listed above and on any continuation sheets. This award
the consideration stated herein. The rights and obligations      consummates the contract which consists of the following documents:
of the parties to this contract shall be subject to and          (a) the Government's solicitation and your offer, and (b) this
??????? by the following documents: (a) this award/contract,     award/contract. No further contractual document is necessary.
(b) the solicitation, if any, and (c) such provisions,
representations, certifications, and specifications, as are
attached or incorporated by reference herein. (Attachment
are listed herein.)
____________________________________________________________________________________________________________________________________
19A. NAME AND TITLE OF SIGNEE (type or print)                               20A. NAME OF CONTRACTNG OFFICER

   John H. Matthews                                                            Bradley J. Poston
   Executive Vice President
   Space Systems Division
____________________________________________________________________________________________________________________________________
19B. NAME OF CONTRACTOR                             19C. DATE SIGNED        20B. UNITED STATES OF AMERICA          20C. DATE SIGNED

   /s/ John H. Matthews                             3/29/91                    /s/ Bradley J. Poston               March 29, 1998
By _______________________________________                                  By __________________________________
   (Signature of person authorized to sign)                                    (Signature of Contracting Officer)
____________________________________________________________________________________________________________________________________

ISN 7540-01-152-8070                              STANDARD FORM 30 (REV 10.83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

                                   NAS5-31350

                                INDEX OF CLAUSES




SECTION B

B.1      SERVICES TO BE FURNISHED

B.2      DELIVERABLE REQUIREMENTS (GSFC 52.210-90) (OCT 1988)

B.3      FIRM FIXED PRICE (18-52.216-78) (DEC 1988)

B.4      PAYMENT SCHEDULE


SECTION C

C.1      REPORTS OF WORK


SECTION E

E.1      ACCEPTANCE--SINGLE LOCATION (GSFC 52.246-92) (SEPT 1989)

E.2      INSPECTION SYSTEM RECORDS (GSFC 52.246-102) (OCT 1988)

E.3      52.246-4 INSPECTION OF SERVICES--FIXED-PRICE (DEVIATION)


SECTION F

F.1      DELIVERY SCHEDULE

F.2      F.O.B. DESTINATION

F.3      PERIOD OF PERFORMANCE

F.4      52.212-15 GOVERNMENT DELAY OF WORK (APR 1984)


SECTION G

G.1      ACCOUNTING AND APPROPRIATION DATA (GSFC 52.204-91) (OCT 1988)

G.2      CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE
         (GSFC 52.242-90) (OCT 1988)

G.3      DESIGNATION OF NEW TECHNOLOGY REPRESENTATIVE AND PATENT
         REPRESENTATIVE (18-52.227-72) (APRIL 1984)

G.4      INVOICES - SUBMISSION OF (GSFC 52.232-95) (OCT 1988)

G.5      ELECTRONIC FUNDS TRANSFER PAYMENT METHODS (52.232-28)
            (APR 1989) as modified by NASA FAR Supplement 18-32.908

                                   NAS5-31350

                                INDEX OF CLAUSES



SECTION G (Cont'd)

G.6      APPROVAL OF CONTRACT (52.204-1) (DEC 1989)

G.7      USE OF GOVERNMENT PRODUCTION AND RESEARCH PROPERTY ON A
         NO-CHARGE BASIS


SECTION H

H.1      TERMINATION LIABILITY

H.2      GROUND RECEIVING STATIONS

H.3      HANDLING OF SATELLITE IMAGE AND TELEMETRY INFORMATION

H.4      REDUCED CAPABILITY

H.5      DATA ACCEPTANCE CRITERIA AND PROCEDURES

H.6      METHOD OF CONTRACT PERFORMANCE (GSFC 52.210-94) (OCT 1988)

H.7      PERMITS AND LICENSES

H.8      INSURANCE

H.9      GOVERNMENT APPROVAL AND INSIGHT

H.10     SUBMISSION OF REQUESTS FOR PROGRESS PAYMENTS (18-52.232-82) (MAR
         1989)


SECTION I

I.1      CLAUSES INCORPORATED BY REFERENCE (52.252-2) (JUN 1988)

I.2      52.215-33 ORDER OF PRECEDENCE (JAN 1986) (DEVIATION)

I.3      52.220-1 PREFERENCE FOR LABOR SURPLUS AREA CONCERNS (APR 1984)

I.4      52.222-4 CONTRACT WORK HOURS AND SAFETY STANDARDS ACT - OVERTIME
                  COMPENSATION (MAR 1986)

I.5      52.232-9 LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

I.6      52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

I.7      52.232-16 PROGRESS PAYMENTS (AUG 1987) (DEVIATION)

                                   NAS5-31350

                                INDEX OF CLAUSES

SECTION I (Cont'd)

I.8      52.249-2 TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)
                  (APR 1984) (DEVIATION)

I.9      52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (APR 1984)
                  (DEVIATION)

I.10     FEDERAL ACQUISITION REGULATION REFERENCES (18-52.252-71) (MAY 1986)

I.11 LIMITATION OF FUNDS (FIXED-PRICE CONTRACT) (18--52.232-77) (MAR 1989) (DEVIATION)

I.12     REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY--
         MODIFICATION (52.203-9) (NOV 1990) (ADVANCE VERSION)

I.13     PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY
         (52.203-10) (SEP 1990)


SECTION J

J.1      LIST OF ATTACHMENTS (GSFC 52.210-101) (OCT 1988)

                                   NAS5-31350

                SECTION B SUPPLIES OR SERVICES AND PRICES/COSTS



B.1      SERVICES TO BE FURNISHED

The Contractor shall provide the personnel, materials, and facilities except as otherwise provided for in this contract necessary to produce and deliver data services from the Ocean Color Data instrument and to furnish the items specified in B.2 of this contract, in accordance with the following documents, which are Attachment A, Statement of Work, dated December 1990 and Attachment B, Performance Specifications, dated December 1990.

                                 (End of text)


B.2      DELIVERABLE REQUIREMENTS (GSFC 52.210-90) (OCT 1988)

The Contractor shall perform and/or deliver the following:


Item   Description                                                Reference
----   -----------                                                ---------
 1     Five years of On-Board Recorded Data                   Statement of Work (SOW)

 2     Five years of Real-time Downlinked                     SOW
       Data

 3     Calibration Data                                       Specification No. 3

 4     Cryptographic Data                                     SOW

 5     Command List and Description                           Specification No. 3 Documentation

       a.      Draft
       b.      Final

 6     Calibration Plan                                       Specification No. 3

       a.      Draft
       b.      Final

 7     Source Code/Documentation for Instrument               Specification No. 3
       Ground Software

 8     Reports of Work                                        Clause C.1

 9     Subcontract Notification                               I.1, Clause
                                                              52.244-1

                                   NAS5-31350

                SECTION B  SUPPLIES OR SERVICES AND PRICES/COSTS


B.2      DELIVERABLE REQUIREMENTS (GSFC 52.210-90) (Cont'd)



Item                    Description                           Reference
----                    -----------                           ---------
10                      Final Performance Assurance      Specification No. 3
                        Plan

                                              Total Price:     $43,520,000

                                (End of clause)


B.3      FIRM FIXED PRICE (18-52.216-78) (DEC 1988)

The total firm fixed price of this contract is $43,520,000.

                                (End of clause)


B.4      PAYMENT SCHEDULE

Payments shall be made to the Contractor in accordance with the following milestones:

                                                   Approx.       Amount        Accum.                      Contract
Milestone                                          Date           $(M)          $(M)            FY          Month
---------                                          -------       ------        ------           --         --------

 Evidence of Binding Financial Commitment          1 Apr 91       $9.0          $ 9.0           91             1
 Preliminary Design Review                         1 Dec 91       $6.0          $15.0           92             9
 Award Rocket Motors                               1 Dec 91       $6.0          $21.0           92             9
 Critical Design Review                            1 Mar 92       $1.0          $22.0           92            12
 Complete Spacecraft ETU Integration and Test      1 Nov 92       $5.0          $27.0           93            20
 Complete Spacecraft Integration                   1 Jan 93       $6.0          $33.0           93            22
 Complete Spacecraft System Testing                1 Apr 93       $0.57         $33.57          93            25
 Pre-Ship Review                                   1 Jul 93       $3.0          $36.57          93            28
 Release of Spacecraft from Carrier Aircraft       1 Aug 93       $0.5          $37.07          93            29
 *Launch Success                                   1 Aug 93       $0.5          $37.57          93            29
 Initial Data Certification                        1 Dec 93       $3.0          $40.57          94            33

After the initial data certification, the Contractor shall be paid in monthly installments for delivery of the data. The monthly amount to be invoiced is $725,333. The payment made for this invoiced amount will be reduced by the amounts previously paid as milestone payments, and will he liquidated as provided in

                                  NAS5-31350

                SECTION B SUPPLIES OR SERVICES AND PRICES/COSTS



B.4      PAYMENT SCHEDULE (Cont'd)

paragraph d. of Clause I.7. These monthly payments will be made as long as the Contractor is providing data in compliance with the terms and conditions of the contract, the SOW, and the Specifications.

*Launch Success includes the spacecraft being placed in a proper orbit with a signal received from the instrument.

                                 (End of text)

                                   NAS5-31350

              SECTION C DESCRIPTION/SPECIFICATIONS/WORK STATEMENT



C.1      REPORTS OF WORK

The contractor shall submit separate monthly progress reports of all work accomplished during each month of contract performance. Progress reports shall address design, development, construction and operation of the instrument, spacecraft and launch vehicle within parameters established by this contract. Reports shall be in narrative form and brief and informal in content. They shall include a quantitative description of overall progress, an indication of any current problems which may impede performance and proposed corrective action, a discussion of the work to be performed during the next monthly reporting period, and inventory reports of materials, hardware, and software associated with the development of the instrument, spacecraft, and launch vehicle.

Monthly progress reports during the pre-launch phase shall include information acquired during sensor test and calibration, spacecraft integration and testing, and mission planning. This information is required to characterize instrument performance, process orbital data, calibrate orbital data, assess the accuracy of orbital data, and to prepare the NASA science data processing system. All information describing spacecraft and instrument conditions taken prior to launch which are relevant to processing the data and assessing its radiometric accuracy and earth location should be included in the monthly progress.

Monthly progress reports during the in-flight phase shall include spacecraft and instrument operations and housekeeping data for navigation, processing, and assessing the accuracy of the radiometric data; and the scientific radiometric data which constitutes the primary scientific output of the mission. Included in radiometric data are normal Earth surface viewing, and viewing of the calibration targets (dark space, onboard source or solar diffuser, lunar surface).

The monthly progress reports shall be submitted by the 15th day of the month following the month being reported. If the contract is awarded beyond the middle of a month, the first monthly report shall cover the period from award until the end of the following month.

The Contractor shall submit the monthly reports specified above to the following:

         Technical Officer, Code 970.2              5 copies
         Contracting Officer, Code 289              1 copy

                                 (End of text)

                                   NAS5-31350

                      SECTION E INSPECTION AND ACCEPTANCE

E.1      ACCEPTANCE--SINGLE LOCATION (GSFC 52.246-92) (SEPT 1989)

The Contracting Officer or authorized representative will accomplish acceptance at Goddard Space Flight Center. For the purpose of this clause, the Contracting Officer's Technical Representative named in this contract is the authorized representative. The Contracting Officer reserves the right to unilaterally designate a different Government agent as the authorized representative. The Contractor will be notified by a written notice or by a copy of the delegation of authority if different representative is designated.

The progress payments payable pursuant to the Clause I.7, Progress Payment, of this contract are contract financing payments for purposes of the "Prompt Payment" clause of this contract.

The monthly payments payable pursuant to Clause B.4, Payment Schedule, after initial data certification, for data delivered each month, are invoice payments for purposes of the "Prompt Payment" clause of this contract. For the sole purpose of computing an interest penalty that might be due to the Contractor under the Prompt Payment clause, Government acceptance of this data shall be deemed to have occurred on the 7th day after the Contractor delivered the data in accordance with the terms and conditions of this contract.

                                (End of clause)

E.2      INSPECTION SYSTEM RECORDS (GSFC 52.246-102) (OCT 1988)

The Contractor shall maintain records evidencing inspections in accordance with the Inspection clause of this contract for two years after delivery of all items and/or completion of all services called for by the contract.

                                (End of clause)

E.3      52.246-4 INSPECTION OF SERVICES--FIXED-PRICE (DEVIATION)

         (a) Definitions. "Services," as used in this contract, includes services performed, workmanship, and material furnished or utilized in the performance of services. Services include all deliverable requirements in Clause B.2.

         (b) The Contractor shall provide and maintain an inspection system acceptable to the Government covering the services under this contract. Complete records of all inspection work performed by the Contractor shall be maintained and made available to the Government during contract performance and for as long afterwards as the contract requires.

                                   NAS5-31350

                      SECTION E INSPECTION AND ACCEPTANCE

E.3      52.246-4 INSPECTION OF SERVICES--FIXED-PRICE (Cont'd)

         (c) The Government has the right to inspect and test all services called for by the contract, to the extent practicable at all times and places during the term of the contract. The Government shall perform inspections and tests in a manner that will not unduly delay the work (See Clause H.9, Government Approval and Insight)

         (d) If any of the services do not conform with the contract requirements, the Government may proceed in accordance with Clause 1.9 "Default" or use the other remedies as provided for by this contract.

                                (End of clause)

                                   NAS5-31350

                      SECTION F DELIVERIES OR PERFORMANCE



F.1      DELIVERY SCHEDULE






Item   Description                                Quantity               Schedule
----   -----------                                --------               --------
 1     Five years of On-Board Recorded Data      2 gigabits per         To begin no later than 33 months after effective date of
                                                  day                    contract and continue thereafter in accordance with SOW

 2     Five years of Real-time Downlinked         continuous
       Data                                                              To begin no later than 33 months after effective date of
                                                                         contract and continue thereafter in accordance with SOW

 3     Calibration Data                           1 Copy                 7 working days prior to Pre-Ship Review

 4     Cryptographic Data                         1 per Station          Within 30 days after NASA designation of site(s)

 5     Command List and Description
       Documentation

       a. Draft                                   5 Copies               7 working days prior to CDR

       b. Final                                   5 Copies               60 days prior to instrument calibration


 6     Calibration Plan

       a. Draft                                    5 Copies               7 working days prior to CDR


       b. Final                                    5 Copies               60 days prior to instrument calibration

 7     Source Code/                                1 Copy                 7 working days prior to instrument calibration
       Documentation for
       Instrument Ground Software

 8     Reports of Work                             6 Copies               In accordance with Clause C.1


                                  NAS5-31350

                      SECTION F  DELIVERIES OR PERFORMANCE


F.1      DELIVERY SCHEDULE (Cont'd)


Item             Description                       Quantity                  Schedule
----             -----------                       --------                  --------
 9               Subcontract                       1 Copy                    As Required
                 Notification

10               Final Performance                 5 Copies                  7 working days
                 Assurance Plan                                              prior to PDR

                                 (End of text)

F.2      F.O.B. DESTINATION

The term "F.O.B Destination", as used in this clause means -- Free of expense to the Government, on-board carrier's conveyance, at specified delivery point.

All items identified for delivery in Clause B.2 shall be delivered to the Government within the fixed price of this contract. Items 1, 2, and 4 are to be delivered as specified in Clause H.2. Item 3, and Items 5 through 12 are to be delivered to the Contracting Officer. All other items shall be delivered to GSFC or as otherwise specified by the Contracting Officer.

                                 (End of text)

F.3 PERIOD OF PERFORMANCE The period of performance for this effort is from the effective date of this contract until five (5) years after the data is declared by NASA to have met the specifications (Attachment B of this contract) in accordance with Clause H.5.

                                 (End of text)

F.4      52.212--15 GOVERNMENT DELAY OF WORK (APR 1984)

         (a) If the performance of all or any part of the work of this contract is delayed or interrupted (1) by an act of the Contracting Officer in the administration of this contract that is not expressly or impliedly authorized by this contract, or (2) by a failure of the Contracting Officer to act within the time specified in this contract, or within a reasonable time if not specified, an adjustment (excluding profit) shall be made for any increase in the cost of performance of this contract caused by the delay or

                                  NAS5-31350

                      SECTION F DELIVERIES OR PERFORMANCE

F.4      52.212-15 GOVERNMENT DELAY OF WORK (Cont'd)

interruption and the contract shall be modified in writing accordingly. Adjustment shall also be made in the delivery or performance dates and any other contractual term or condition affected by the delay or interruption. However, no adjustment shall be made under this clause for any delay or interruption to the extent that performance would have been delayed or interrupted by any other cause, including the fault or negligence of the Contractor, or for which an adjustment is provided or excluded under any other term or condition of this contract.

         (b) A claim under this clause shall not be allowed (1) for any costs incurred more than 20 days before the Contractor shall have notified the Contracting Officer in writing of the act or failure to act involved, and (2) unless the claim, in an amount stated, is asserted in writing as soon as practicable after the termination of the delay or interruption, but not later than the day of final payment under the contract.

                                (End of clause)

                                  NAS5--31350

                     SECTION G CONTRACT ADMINISTRATION DATA

G.1      ACCOUNTING AND APPROPRIATION DATA (GSFC 52.204-91) (OCT 1988)

The accounting and appropriation data are as follows:

B/NC: 254

    PCN              JON                       APP          BLI               OC                AMT
    ---              ---                       ---          ---               --                ---

970-47894A(1C)   970-438-01-00-01          801/20108(91)    A701             97-2511          $9,000,000
971-59445A(1C)   971-161-10-07-01          800/10108(90)    A701             97-2511          $    -0-
971-59445B(1C)   971-161-90-20-01          800/10108(90)    A701             97-2511          $    -0-
971-59445C(1C)   971-692-90-20-01          800/10108(90)    A701             97-2511          $    -0-
971-59445D(1C)   971-693-90-20-01          800/10108(90)    A701             97-2511          $    -0-


PPC: BY

                                (End of clause)


G.2      CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (GSFC 52.242-90) (OCT
         1988)

The Contracting Officer's Technical Representative (COTR) for the purposes of monitoring and coordinating the technical requirements of this contract is Mr. Robert G. Kirk, Code 970.2.

Specific duties and responsibilities of the COTR are those delegated in the Contracting Officer's Technical Representative Delegation Letter (NASA Form
1634) for this contract.

                                (End of clause)

G.3 DESIGNATION OF NEW TECHNOLOGY REPRESENTATIVE AND PATENT REPRESENTATIVE (18-52.227-72) (APRIL 1984)

(a) For purposes of administration of the clause of this contract entitled "New Technology" or "Patent Rights -- Retention by the Contractor (Short Form)", whichever is included, the following named representatives are hereby designed by the Contracting Officer to administer such clause:

                                  NAS5-31350

                     SECTION G CONTRACT ADMINISTRATION DATA

G.3 DESIGNATION OF NEW TECHNOLOGY REPRESENTATIVE AND PATENT REPRESENTATIVE (18-52.227-72) (Cont'd)


                                  Office           Address (including
         Title                    Code             zip code)
         -----                    ------           ------------------
New Technology                    702.1            Technology Utilization Officer
Representative                                     Goddard Space Flight Center
                                                   Greenbelt, MD  20771

Patent                            204              Office of Patent Counsel
Representative                                     Goddard Space Flight Center
                                                   Greenbelt, MD 20771

(b) Reports of reportable items, and disclosure of subject inventions, interim reports, final reports, utilization reports, and other reports required by the clause, as well as any correspondence with respect to such matters, should be directed to the New Technology Representative unless transmitted in response to correspondence or request from the Patent Representative. Inquiries or requests regarding disposition of rights, election of rights, or related matters should be directed to the Patent Representative. This clause shall be included in any subcontract hereunder requiring a "New Technology" clause or "Patent Rights --Retention by the Contractor (Short Form)" clause, unless otherwise authorized or directed by the Contracting Officer. The respective responsibilities and authorities of the above-named representatives are set forth in 18-27.375-3 of the NASA FAR Supplement.

                                (End of clause)

G.4      INVOICES - SUBMISSION OF (GSFC 52.232--95) (OCT 1988)

Invoices shall be prepared in accordance with the Prompt Payment clause of this contract and submitted to the Financial Management Division, Accounts Payable Section, Code 212.1, NASA/Goddard Space Flight Center, Greenbelt, MD 20771. For purposes of the Prompt Payment Act, the above office is considered to be the "Designated Billing Office" and the "Designated Payment Office".

                                (End of clause)

G.5 ELECTRONIC FUNDS TRANSFER PAYMENT METHODS (52.232-28) (APR 1989) as modified by NASA FAR Supplement 18-32.908

         Payments under this contract will be made by the Government either by check or electronic funds transfer (through the Treasury Fedline Payment System (FEDLINE) or the Automated Clearing House (ACH)), at the option of the Government. After award, but no later

                                  NAS5-31350

                     SECTION G CONTRACT ADMINISTRATION DATA

G.5      ELECTRONIC FUNDS TRANSFER PAYMENT METHODS (52.232-28) (Cont'd)

than 14 days before an invoice or contract financing request is submitted, the Contractor shall designate a financial institution for receipt of electronic funds transfer payments, and shall submit this designation to the Contracting Officer or other Government official, as directed.

                 (a) For payment through FEDLINE, the Contractor shall provide the following information:

                          (1)     Name, address, and telegraphic abbreviation
of the financial institution receiving payment.


                          (2)     The American Bankers Association nine-digit
identifying number for wire transfers of the financing institution receiving payment if the institution has access to the Federal Reserve Communications System.

                          (3)     Payee's account number at the financial
institution where funds are to be transferred.

                          (4)     If the financial institution does not have
access to the Federal Reserve Communications System, name, address, and telegraphic abbreviation of the correspondent financial institution through which the financial institution receiving payment obtains wire transfer activity. Provide the telegraphic abbreviation and American Bankers Association identifying number for the correspondent institution.

                 (b) For payment through ACH, the Contractor shall provide the following information;

                          (1)     Routing transit number of the financial
institution receiving payment (same as American Bankers Association identifying number used for FEDLINE)

                          (2)     Number of account to which funds are to be to
be deposited.

                          (3)     Type of depositor account ("C" for checking,
"S" for savings).

                          (4)     The Contractor shall submit a Standard Form
3881 to the installation awarding this contract. If a Standard Form 3881 previously submitted to the installation awarding this contract is still valid, resubmittal is not necessary, unless requested by NASA.

                                  NAS5-31350

                     SECTION G CONTRACT ADMINISTRATION DATA

G.5      ELECTRONIC FUNDS TRANSFER PAYMENT METHODS (52.232-28) (Cont'd)

                 (c) In the event the Contractor, during the performance of this contract, elects to designate a different financial institution for the receipt of any payment made using electronic funds transfer procedures, notification of such change and the required information specified above must be received by the appropriate Government official 30 days prior to the date such change is to become effective.

                 (d) The documents furnishing the information required in this clause must be dated and contain the signature, title, and telephone number of the Contractor official authorized to provide it, as well as the Contractor's name.

                 (e) Contractor failure to properly designate a financial institution or to provide appropriate payee bank account information may delay payments of amounts otherwise properly due.

                                (End of clause)

G.6      APPROVAL OF CONTRACT (52.204-1) (DEC 1989)

This contract is subject to the written approval of Goddard Space Flight Center's Associate Director for Acquisition, and shall not be binding until so approved.

                                (End of clause)

G.7      USE OF GOVERNMENT PRODUCTION AND RESEARCH PROPERTY ON A NO-CHARGE
         BASIS

In performing this contract, the Contractor is authorized to use on a no-charge, noninterference basis the Government-owned production and research property provided to the Contractor under the contract(s) specified below and identified in the cognizant Contracting Officer's letter approving use of the property. Use is authorized on the basis that it will not interfere with performance of the Government contract(s) under which the property was originally furnished. Use shall be in accordance with the terms and conditions of these contracts and the cognizant Contracting Officer's approval letter.

Contract No(s):

                                 (End of text)

                                  NAS5--31350

                    SECTION H SPECIAL CONTRACT REQUIREMENTS

H.1      TERMINATION LIABILITY

NASA will not provide termination liability beyond the funding amount provided for in Clause I.11, "Limitation of Funds (Fixed Price Contract)
(18-52.232--77)".

                                 (End of text)

H.2      GROUND RECEIVING STATIONS

The Government will operate a ground receiving station at GSFC for the Ocean Color direct broadcast and recorded data as specified in the SOW. In addition, the Government may also operate directly or through its grantees/contractors ground receiving stations to receive direct broadcast data.

The Contractor shall furnish, at no increase in the firm fixed price of this contract, cryptographic information necessary for processing the data as follows:

         To GSFC and 12 other NASA designated research receiving stations, such cryptographic information must be furnished FOB the station at least 30 days prior to its effective period to allow processing the Ocean Color data in near real-time. NASA may from time to time redesignate these real-time stations.

         To the remainder of NASA designated receiving stations, such cryptographic information must be mailed to these stations no later than 30 days after the information first becomes effective.

         The Contractor shall provide said cryptographic information to Government designated station, by the Government specified date, provided the Contractor has been given at least 30 days advance notification.

                                 (End of text)

H.3      HANDLING OF SATELLITE IMAGE AND TELEMETRY INFORMATION

The parties to this contract recognize that NASA is purchasing the Ocean Color Data Sets from a commercial remote sensing business being established by OSC. NASA is purchasing the data in this way to meet NASA's data requirements for scientific and research

                                  NAS5-31350

                    SECTION H SPECIAL CONTRACT REQUIREMENTS

H.3      HANDLING OF SATELLITE IMAGE AND TELEMETRY INFORMATION (Cont'd)

applications, and to achieve schedule and cost advantages by adopting a commercial approach rather than a traditional hardware procurement approach.

This arrangement requires special contractual provisions and protections to control distribution and use of the Ocean Color Data so that NASA will acquire data for its research objectives without adversely impacting the commercial and operational markets for OSC.

NASA will own the data it purchases and will have the right to use it for all research purposes. OSC will have exclusive rights to use and sell the data for commercial and operational purposes. These use restrictions will be applied to all Government users, support contractors, grantees and research users.

All image and telemetry information from the Ocean Color Data instrument received at a NASA authorized ground data processing and archiving facility, in any amount and on any media, and any information processed, reconstructed, enhanced or reproduced, by NASA and/or its support contractors, grantees and/or research users is the property of NASA with the limited right(s) to use same as hereinafter set forth. These data may be used, reproduced and disclosed by NASA, its support contractors, grantees and/or research users with the express limitation that they will not, without written permission of OSC, be used, reproduced or disclosed by NASA, its support contractors, grantees and/or research users for commercial or operational purposes.

NASA, its support contractors, grantees and/or research users (as later defined), are authorized to use and publish that data as well as any data derived therefrom with the express limitation that they will not, without the written permission of OSC, use, reproduce, or disclose the data for commercial or operational purposes. Any such support contractor, grantee or research user who is provided Ocean Color data directly or indirectly by NASA shall first be required to execute an appropriate confidentiality agreement to protect against any unauthorized use or disclosure of the data. OSC shall be considered a third party beneficiary of this agreement, and shall have any and all right to the extent available under applicable laws, rules and regulations to enforce the agreement directly against the support contractor, grantee or research user. NASA shall have no responsibility, either directly or indirectly, to enforce the agreement. Upon notification to NASA, OSC shall suspend and, if necessary, cancel the right to receive data of support contractors, grantees, and/or research users who are engaged in unauthorized use or otherwise violate their confidentiality agreements.

                                  NAS5-31350

                    SECTION H   SPECIAL CONTRACT REQUIREMENTS

H.3      HANDLING OF SATELLITE IMAGE AND TELEMETRY INFORMATION (Cont'd)

NASA, its support contractors, grantees, and/or research users shall not be restricted in the use and disclosure of any data that is or becomes generally available in a public domain.

OSC shall have the sole and exclusive right to market, use and disclose worldwide all data for commercial and operational purposes, subject to the right of NASA, its support contractors, grantees and/or research users to the use of such data as provided herein.

NASA, its support contractors, grantees, and/or its research users shall not release Ocean Color data or any data or analysis developed or derived therefrom outside the receiving or processing institution for a period of 14 days after the data are observed except as provided for under Data Use Definitions below.

NASA may place all data collected under this contract by NASA, its support contractors, grantees and/or its research users into the public domain beginning five years after the data are collected.

Notwithstanding this provision, nothing shall prevent the results of any research undertaken with these Ocean Color Data Sets from publication anytime.

Data Use Definitions

Research:        Use as authorized by NASA by those who:

(a) submit a brief letter proposal outlining the research and associated data needs;

(b) agree to provide NASA and OSC, if requested, for open use, a copy of all products derived from data and algorithms directly used to process the data; and

(c) submit the results of their investigations for publication in the open literature.

Commercial:      Use involving the sale or resale of data as well as data
                 derived therefrom for more than the cost of reproduction.

Operational:     Real-time or close to real-time use of the data as well as data derived therefrom during the 14-day embargo period provided above, other than research use expressly authorized by NASA in the users research grant or for positioning of research ships during field experiments.

                                 (End of text)

                                  NAS5-31350

                    SECTION H   SPECIAL CONTRACT REQUIREMENTS

H.4      REDUCED CAPABILITY

In the event that any Contractor provided system failure or reduced spacecraft resources preclude the spacecraft from supporting the complete mission objectives of all the instruments carried thereon, the Contractor shall not reduce the operation of the Ocean Color instrument.

                                 (End of text)

H.5      DATA ACCEPTANCE CRITERIA AND PROCEDURES

         a. The Contractor shall declare the Ocean Color Data instrument operational within 30 days after launch or on or before October 1, 1993, whichever first occurs. Within 90 days of the time the Contractor declares the instrument to be operational, the Government will make an appropriate inspection in order to determine whether or not the Ocean Color data may be accepted, i.e., whether or not the data meets the requirements of the Statement of Work and Specifications. Within the 90 days, if the Contracting Officer determines that the data, as furnished, are in compliance with the Statement of Work and Specifications and the Contractor has met the other requirements of this contract, the Contracting Officer will accept the services and payments may continue to be made in accordance with Clause B.4, Payment Schedule.

         b. The Contracting Officer has the right to periodically inspect the data and contract compliance during the course of contract performance.

         c. If the Contractor is not in compliance with the provisions of the contract, the Government may exercise its authority under Clause I.9, Default. However, if in the sole discretion of the Contracting Officer, the Government determines that some data valuable to the Government may be obtained if the contract performance is continued, the Government and Contractor agree that they will seek to modify the contract and agree to an equitable downward adjustment in the fixed price. If the parties are unable to agree on such a contract modification, the Government may enforce its rights under I.9 referred to above.

                                 (End of text)

H.6      METHOD OF CONTRACT PERFORMANCE (GSFC 52.210-94) (OCT 1988)

The Contractor agrees to achieve the contract Specifications and other performance goals in accordance with the method of performance set forth in its final technical proposal titled "SeaStar Ocean

                                  NAS5-31350

                   SECTION H   SPECIAL CONTRACT REQUIREMENTS

H.6      METHOD OF CONTRACT PERFORMANCE (GSFC 52.210-94) (Cont'd)

Color Data System Description", dated March 22, 1991. Upon submission and approval of the Final Performance Assurance Plan, and Final Calibration Plan, these documents will also be incorporated by attachment as part of the method of performance. Any Contractor changes to the approved Final Performance Assurance Plan and Final Calibration Plan requires the approval of the Contracting Officer.

If, however, during the performance of this contract, the Contractor determines in writing it is necessary to substantially depart from the method of work performance in order to accomplish the contract specifications and other performance goals, the Contractor shall, within 10 days from day of occurrence of such determination, so notify the Contracting Officer in writing including a brief resume reflecting the rationale which has led to the belief that such departure is necessary and a description of the alternate approach to be pursued. Design changes or hardware implementation changes which do not effect the capabilities of the system necessary to meet the required performance specifications of the Ocean Color Data Mission can be made without notification to the Contracting Officer. In the event the Contractor cannot determine an alternate approach within a 10 day period, the Contractor shall advise the Contracting Officer immediately and state when it anticipates that a description of an alternate approach will be provided.

Except as may otherwise be specifically approved or directed in writing by the Contracting Officer, any change in method of performance shall not relieve the Contractor from any responsibility for complying with the contract SOW and specifications, delivery schedule, or other provisions of this contract.

Nothing in this clause shall alter the rights and obligations of the parties elsewhere stated in this contract.

                                (End of clause)

H.7      PERMITS AND LICENSES

The Contractor shall obtain, and keep effective, all permits, licenses, and clearances that may be required for performance in accordance with the terms of this contract. Such permits, licenses, and clearances shall include, but not be limited to, those required by the Federal, State, or Local Government authorities, or subdivision thereof, or of any other duly constituted public authority such as, the Department of Transportation (DOT) for launch licenses and the Federal Communication Commission (FCC) for frequency approvals. Further, the Contractor shall comply with all applicable

                                  NAS5-31350

                   SECTION H   SPECIAL CONTRACT REQUIREMENTS

H.7      PERMITS AND LICENSES (Cont'd)

laws, regulations and ordinances as in effect on the date of this contract. All costs and fees associated with obtaining licenses, permits and clearances are included in the fixed price of this contract.

                                 (End of text)

H.8      INSURANCE

The Contractor is not required to obtain insurance for loss of the Ocean Color Instrument, the spacecraft or the launch vehicle. However, if, in order to protect against the loss or failure of the Ocean Color Instrument, the spacecraft or launch services, the contractor

         (i)      purchases insurance or

         (ii) requires a subcontractor to purchase insurance or replace the Ocean Color Instrument, spacecraft or launch vehicle and/or launch services, at a reduced price or at no additional cost to the Contractor, then the Contractor shall repay to NASA all progress payments paid to the Contractor equal to the full amount of insurance proceeds recovered or equal to the reduced price or cost of the replaced instrument, spacecraft or launch vehicle, but only to the extent that amount exceeds the Contractor's unrecovered cost of the lost or failed instrument, spacecraft or launch vehicle and/or launch services.

                                 (End of text)

H.9      GOVERNMENT APPROVAL AND INSIGHT

In order for NASA to perform its role in the purchase of highly reliable data and assure that all reasonable steps have been taken to ensure the highest practical probability of mission success, NASA must be provided an adequate level of insight into and/or approval of certain Contractor tasks and milestones.

Government approval is defined as providing authority to proceed and/or formal acceptance. Where Government approval is required, the Contractor shall submit the necessary documentation to the NASA/GSFC Contracting Officer and copies to the COTR specified in Clause G.2.

Performance of insight by the Government includes the attending of meetings, reviews, and tests, and obtaining for review, certain

                                  NAS5-31350

                    SECTION H SPECIAL CONTRACT REQUIREMENTS

H.9 GOVERNMENT APPROVAL AND INSIGHT (Cont'd)

documents from the prime and its subcontractor(s). The Government will provide inputs and comments on these items, but will not have the right of approval. Where Government insight is required, the Contractor shall notify the Contracting Officer, the COTR or the appropriate NASA operations organization at the launch site, of meetings, reviews, or tests, in sufficient time to permit Government participation.

In the case of the Government approval or insight, the Contractor shall acknowledge and be responsive to the inquires, requests, and recommendations of the NASA reviewers within the scope of contract requirements but need not take action or implement changes which may impact the scope of the contract unless written contractual direction is received.

These individuals providing Government insight do not have the authority to, and shall not, offer any insight that--

         (1) Constitutes an assignment of additional work outside the statement of work;

         (2)     Constitutes a change as defined in the changes clause;

         (3) In any manner causes an increase or decrease of the total price, or the time required for contract performance;

         (4) Changes any of the expressed terms, conditions, or specifications of the contract; or

         (5) Interferes with the Contractor's rights to perform the terms and conditions of the contract.

Any action(s) taken by the Contractor in response to any Government insight shall be at the Contractor's risk.

Specific areas where the Government requires insight and/or right of approval are outlined below:

Government approval is required for the following:

         1. Additional instruments or missions to spacecraft (OSC shall have the right to add additional instruments or missions to the spacecraft unless it is reasonably determined by NASA that such an addition would adversely effect the performance or overall success of the Ocean Color Data Mission)

         2.      Final Calibration Plan

         3.      Final Performance Assurance Plan

Any Contractor changes to items 2 and 3 require the approval of the Contracting Officer.

                                  NAS5-31350

                    SECTION H SPECIAL CONTRACT REQUIREMENTS

H.9      GOVERNMENT APPROVAL AND INSIGHT (Cont'd)

Government insight is required for the following:

         1. Project Reviews (including but not limited to Preliminary Design, Critical Design, Pre-ship, Pre-launch)
         2.      Calibration Activities
         3.      Test Activities
         4.      Launch Site Safety Review

                                 (End of text)

H.10     SUBMISSION OF REQUESTS FOR PROGRESS PAYMENTS (18-52.232-82) (MAR 1989)

The Contractor shall request progress payments in accordance with the Progress Payments clause by submitting to the Contracting Officer an original and two copies of Standard Form (SF) 1443, Contractor's Request for Progress Payment, and the contractor's invoice (if applicable) . The Contracting Officer's office (or Administrative Contracting Officer's Office, if approval of progress payments is delegated) is the designated billing office for progress payments for purposes of the Prompt Payment clause.

                                (End of clause)

                                  NAS5-31350

                           SECTION I CONTRACT CLAUSES

I.1 CLAUSES INCORPORATED BY REFERENCE (52.252-2) (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.


CLAUSE NO.               TITLE
----------               -----
52.202-1                 DEFINITIONS (APR 1984)
52.203-1                 OFFICIALS NOT TO BENEFIT (APR 1984)
52.203-3                 GRATUITIES (APR 1984)
52.203-5                 COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-6                 RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1985)
52.203-7                 ANTI-KICKBACK PROCEDURES (OCT 1988)
52.203-10                REMEDIES FOR ILLEGAL OR IMPROPER ACTIVITY (MAY 1989)
52.203-12                LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JAN 1990)
52.209-6                 PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                         SUSPENDED, OR PROPOSED FOR DEBARMENT (MAY 1989)
52.212-8                 DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (MAY 1986)
52.215-1                 EXAMINATION OF RECORDS BY COMPTROLLER GENERAL (APR 1984)
52.215-2                 AUDIT--NEGOTIATION (DEC 1989)
52.215-30                FACILITIES CAPITAL COST OF MONEY (SEP 1987)
52.215-32                CERTIFICATION OF COMMERCIAL PRICING (JUN 1985)
52.219-8                 UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL DISADVANTAGED BUSINESS CONCERNS (FEB 1990)
52.219-9                 SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PLAN (FEB 1990)
52.219-13                UTILIZATION OF WOMEN-OWNED SMALL BUSINESSES (AUG 1986)
52.220-3                 UTILIZATION OF LABOR SURPLUS AREA CONCERNS (APR 1984)
52.222-3                 CONVICT LABOR (APR 1984)
52.222-20                WALSH-HEALEY PUBLIC CONTRACTS ACT (APR 1984)
52.222-26                EQUAL OPPORTUNITY (APR 1984)
52.222-28                EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS (APR 1984)
52.222-35                AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA VETERANS (APR 1984)
52.222-36                AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)
52.222-37                EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA (JAN 1988)
52.223-2                 CLEAN AIR AND WATER (APR 1984)
52.223-6                 DRUG FREE WORK PLACE (JUL 1990)

                                  NAS5-31350

                           SECTION I CONTRACT CLAUSES

I.1      CLAUSES INCORPORATED BY REFERENCE (52.252-2) (Cont'd)

CLAUSE NO.              TITLE
----------              -----
52.225-13               RESTRICTIONS ON CONTRACTING WITH SANCTIONED PERSONS (MAY 1989)
52.227-1                AUTHORIZATION AND CONSENT (APR 1984)
52.227-2                NOTICE AND ASSISTANCE REGARDING PATENT AND COPY-RIGHT INFRINGEMENT
                        (APR 1984)
52.227-11               PATENT RIGHTS--RETENTION BY CONTRACTOR (SHORT FORM) (JUN 1989) as modified by
                        NASA FAR Supplement 18-52.227-11
52.227-14               RIGHTS IN DATA-GENERAL (JUN 1987) as modified by NASA FAR Supplement 18-27.409(e)
52.229-3                FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)
52.229-5                TAXES--CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO (APR 1984)
52.232-1                PAYMENTS (APR 1984)
52.232-8                DISCOUNTS FOR PROMPT PAYMENT (APR 1989)
52.232-17               INTEREST (JAN 1991)
52.232-23               ASSIGNMENT OF CLAIMS (JAN 1986)
52.232-25               PROMPT PAYMENT (APR 1989) (b) (2), second sentence, shall have a 30 day period for any financing payments.
52.233-1                DISPUTES (APR 1984)--ALTERNATE I (APR 1984)
52.233-3                PROTEST AFTER AWARD (AUG 1989)
52.243-1                CHANGES--FIXED PRICE (AUG 1987)
52.244-1                SUBCONTRACTS (FIXED PRICE CONTRACTS) (JAN 1986)
52.244-5                COMPETITION IN SUBCONTRACTING (APR 1984)
18-52.208-81            PRINTING AND DUPLICATING (DEC 1988)
18-52.223-71            FREQUENCY AUTHORIZATION (DEC 1988)
18-52.252-70            COMPLIANCE WITH NASA FAR SUPPLEMENT (MAR 1989)


I.2      52.215-33 ORDER OF PRECEDENCE (JAN 1986) (DEVIATION)

Any inconsistency in this solicitation or contract shall be resolved by giving precedence in the following order: (a) the Schedule (excluding the specifications) ; (b) representations and certifications; (c) the Statement of Work and Specifications; and (d) other documents including Contractor's technical proposal, Contractor's Final Performance Assurance Plan and Contractor's Final Calibration Plan.

                                (End of clause)

                                  NAS5-31350

                           SECTION I CONTRACT CLAUSES


I.3      52.220-1 PREFERENCE FOR LABOR SURPLUS AREA CONCERNS (APR 1984)

         (a)     This acquisition is not a set aside for labor surplus area
(LSA) concerns. However, the offeror's status as such a concern may affect (1) entitlement to award in case of tie offers or (2) offer evaluation in accordance with the Buy American Act clause of this solicitation. In order to determine whether the offeror is entitled to a preference under (1) or (2) above, the offeror must identify, below, the LSA in which the costs to be incurred on account of manufacturing or production (by the offeror or the first-tier subcontractors) amount to more than 50 percent of the contract Price.

                                      NONE

         (b) Failure to identify the locations as specified above will preclude consideration of the offeror as an LSA concern. If the offeror is awarded a contract as an LSA concern and would not have otherwise qualified for award, the offeror shall perform the contract or cause the contract to be Performed in accordance with the obligations of an LSA concern.

                                (End of clause)

I.4      52.222-4 CONTRACT WORK HOURS AND SAFETY STANDARDS ACT - OVERTIME
                  COMPENSATION (MAR 1986)

(a) OVERTIME REQUIREMENTS. No Contractor or subcontractor contracting for any part of the contract work which may require or involve the employment of laborers or mechanics (see Federal Acquisition Regulation (FAR) 22.300) shall require or permit any such laborers or mechanics in any workweek in which the individual is employed on such work to work in excess of forty hours in such workweek unless such laborer or mechanic receives compensation at a rate not less than one and one-half times the basic rate of pay for all hours worked in excess of forty hours in such workweek.

(b) VIOLATION; LIABILITY FOR UNPAID WAGES; LIQUIDATED DAMAGES. In the event of any violation of the provisions set forth in paragraph (a) of this clause, the Contractor and any subcontractor responsible therefor shall be liable for the unpaid wages. In addition, such Contractor and subcontractor shall be liable to the United States (in the case of work done under contract for the District of Columbia or a territory, to such District or to such territory), for liquidated damages. Such liquidated damages shall be computed with respect to each individual laborer or mechanic employed in violation of the provisions set forth in paragraph (a) of this clause in the

                                  NAS5--31350

                           SECTION I CONTRACT CLAUSES

I.4    52.222-4 CONTRACT WORK HOURS AND SAFETY STANDARDS ACT - OVERTIME
                COMPENSATION (Cont'd)

sum of $10 for each calendar day on which such individual was required or permitted to work in excess of the standard workweek of forty hours without payment of the overtime wages required by provisions set forth in paragraph (a) of this clause.

(c) WITHHOLDING FOR UNPAID WAGES AND LIQUIDATED DAMAGES. The Contracting Officer shall upon his or her own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld, from any moneys payable on account of work performed by the Contractor or subcontractor under any such contract or any other Federal contract with the same Prime Contractor, or any other Federally-assisted contract subject to the Contract Work Hours and Safety Standards Act which is held by the same Prime Contractor, such sums as may be determined to be necessary to satisfy any liabilities of such Contractor or subcontractor for unpaid wages and liquidated damages as provided in the provisions set forth in paragraph (b) of this clause.

(d)  PAYROLLS AND BASIC RECORDS.

         (1) The Contractor or subcontractor shall maintain payrolls and basic payroll records during the course of contract work and shall preserve them for a period of three years from the completion of the contract for all laborers and mechanics working on the contract. Such records shall contain the name and address of each such employee, social security number, correct classification, hourly rates of wages paid, daily and weekly number of hours worked, deductions made, and actual wages paid. Nothing in this paragraph shall require the duplication of records required to be maintained for construction work by Department of Labor regulations at 29 CFR 5.5(a) (3) implementing the Davis-Bacon Act.

         (2) The records to be maintained under paragraph (d) (1) of this clause shall be made available by the Contractor or subcontractor for inspection, copying or transcription by authorized representatives of the Contracting Officer or the Department of Labor. The Contractor or subcontractor shall permit such representatives to interview employees during working hours on the job.

(e) SUBCONTRACTS. The Contractor or subcontractor shall insert in any subcontracts the provisions set forth in paragraphs (a) through (e) of this clause and also a clause requiring the subcontractors to include these provisions in any lower tier subcontracts. The Prime Contractor shall be responsible for compliance by any subcontractor or lower tier subcontractor with the provisions set forth in paragraphs (a) through (e) of this clause.

                                (End of clause)

                                   NAS5-31350

                           SECTION I CONTRACT CLAUSES

I.5      52.232-9 LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

         If more than one clause or Schedule term of this contract authorizes the temporary withholding of amounts otherwise payable to the Contractor for supplies delivered or services performed, the total of the amounts withheld at any one time shall not exceed the greatest amount that may be withheld under any one clause or Schedule term at that time; provided, that this limitation shall not apply to--

         (a) Withholdings pursuant to any clause relating to wages or hours of employees;

         (b)   Withholdings not specifically provided for by this contract;

         (c)   The recovery of overpayments; and

         (d) Any other withholding for which the Contracting Officer determines that this limitation is inappropriate.

                               (End of clause)

I.6      52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

         (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

         (b) The use in this solicitation or contract of any NASA FAR Supplement Regulation (48 CFR Chapter 18) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

                               (End of clause)

I.7      52.232-16 PROGRESS PAYMENTS (AUG 1987) (DEVIATION)

Milestones

a. Progress payments, for the deliverable requirements described in Clause B.2, shall be made to the Contractor in accordance with the following schedule:


                                  Approx.       Amount           Accum.                     Contract
Milestone                         Date           $(M)            $(M)               FY       Month
---------                         ------        ------           -----              --      --------
Evidence of Binding
   Financial Commitment           1 Apr 91       $9.0            $ 9.0              91         1
Preliminary Design
   Review                         1 Dec 91       $6.0            $15.0              92         9
Award Rocket Motors               1 Dec 91       $6.0            $21.0              92         9
Critical Design Review            1 Mar 92       $1.0            $22.0              92        12

                                   NAS5-31350

                           SECTION I CONTRACT CLAUSES

I.7      52.232-16 PROGRESS PAYMENTS (AUG 1987) (Cont'd)



                                                    Approx.          Amount   Accum.           Contract
Milestone                                           Date              $(M)     $(M)     FY      Month
---------                                           -------          ------   ------    --     --------

 Complete Spacecraft ETV Integration and Test       1 Nov 92         $5.0     $27.0     93       20
 Complete Spacecraft Integration                    1 Jan 93         $6.0     $33.0     93       22
 Complete Spacecraft System Testing                 1 Apr 93         $0.57    $33.57    93       25
 Pre-Ship Review                                    1 Jul 93         $3.0     $36.57    93       28
 Release of Spacecraft from Carrier Aircraft        1 Aug 93         $0.5     $37.07    93       29
*Launch Success                                     1 Aug 93         $0.5     $37.57    93       29
 Initial Data Certification                         1 Dec 93         $3.0     $40.57    94       33

*Launch Success includes the spacecraft being placed in a orbit with a signal received from the instrument.

Small Business Subcontracts

         b. To facilitate small business participation in subcontracting under this contract, the Contractor agrees to provide progress payments to small business concerns, in conformity with the standards for customary progress payments, stated in Subpart 32.5 of the Federal Acquisition Regulation. The Contractor further agrees that the need for such progress payments shall not be considered as a weakness or adverse factor in the award of subcontracts.

Conditions

         c. The following are conditions to the payment of each progress payment. No progress payment shall be made until:

                 1. The Contractor provides evidence of, and the Contracting Officer determines that, the Contractor has obtained binding financial commitments or otherwise has the financial capability that will enable the contractor to perform its obligations under this contract;

                 2. The Contractor is in compliance with all terms and conditions of the contract;

                 3. The Contracting Officer determines that both the milestone has been achieved and the corresponding date for payment has occurred; and

                                   NAS5-31350

                           SECTION I CONTRACT CLAUSES

I.7      52.232-16 PROGRESS PAYMENTS (AUG 1987) (Cont'd)

                 4. The Contracting Officer has the latitude to make payments ahead of schedule if the milestone has been accomplished and funding is available.

Liquidation

         d. Beginning with the first month after the initial calibrated data has been accepted by the Government, all progress payments shall be liquidated in the following manner:

Monthly

         Invoiced Amount                   $725,333

         Less Liquidated Amount            -675,333
                                           --------

         Amount Paid by Government        $  50,000

In the event of a launch failure or termination for convenience, all paid progress payments will be deemed liquidated.

Should the data services effort be discontinued for any reason and if the Government has not invoked its right under the default provision all progress payments will be deemed liquidated.

Reduction or suspension

         e. The Contracting Officer may reduce or suspend progress payments, increase or decrease the rate of liquidation, or take a combination of these actions, after finding any of the following conditions:

                 (1) The Contractor failed to comply with any material requirement of this contract.

                 (2) Performance of this contract is endangered by the Contractor's (i) failure to make progress or (ii) unsatisfactory financial condition.

                 (3) The Contractor is delinquent in payment of the costs of performing this contract in the ordinary course of business.

Security

         f. Adequate security for payments made under this contract shall be required. Accordingly, the Contractor shall establish and record in all appropriate jurisdictions a creditor's lien on behalf of the Government, i.e., a first lien paramount to all other liens,

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                                   NAS5-31350

                           SECTION I CONTRACT CLAUSES

I.7      52.232-16 PROGRESS PAYMENTS (AUG 1987) (Cont'd)

on all work in process sufficient to compensate the Government for all monies paid by the Government pursuant to this clause. The Contractor shall require its subcontractors to provide adequate security to the Government for any similar progress payments to subcontractors.

Title

         g. Title to the Ocean Color Instrument, Spacecraft, launch vehicle or ground control facilities and equipment shall not vest in the Government except as may be provided for in the Termination for Convenience of the Government clause and Default clause of this contract or except as may be required in the enforcement of the lien specified in paragraph f of this clause.

Control of Costs

         h. The Contractor shall maintain an accounting system and controls adequate for the proper administration of this clause. The Contractor shall maintain records of all costs incurred under this contract.

Reports and access to records

         i. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information reasonably requested by the Contracting Officer. Also, the Contractor shall give the Government reasonable opportunity to examine and verify the Contractor's books, records, and accounts.

Reservations of rights

         j. No payment shall (i) excuse the Contractor from performance of obligations under this contract or (ii) constitute a waiver of any of the rights or remedies of the parties under the contract.

                 The Government's rights and remedies under this clause (i) shall not be exclusive but rather shall be in addition to any other rights and remedies provided by law or this contract and (ii) shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.

                                (End of clause)

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                                  NAS5-31350

                            SECTION I CONTRACT CLAUSES



I.8     52.249-2 TERMINATION FOR CONVENIENCE OF THE GOVERNMENT
        (FIXED-PRICE) (APR 1984) (DEVIATION)

        (a) The Government may terminate performance of work under this contract in whole or, from time to time, in part if the Contracting Officer determines that a termination is in the Government's best interest. The Contracting Officer shall terminate by delivering to the Contractor a Notice of Termination specifying the extent of termination and the effective date. Notwithstanding any other provision of this clause, the Government's liability for terminating performance of work pursuant to this clause is limited to the amount specified as being available for payment and allotted to this contract in Clause I.11, Limitation of Funds, and Clause H.1, Termination Liability.
        (b) After receipt of a Notice of Termination, and except as directed by the Contracting Officer, the Contractor shall immediately proceed with the following obligations, regardless of any delay in determining or adjusting any amounts due under this clause:
                       (1) Stop work as specified in the notice.
                       (2) Place no further subcontracts or orders (referred to as subcontracts in this clause) for materials, services, or facilities, except as necessary to complete the continued portion of the contract.
                       (3) Terminate all subcontracts to the extent they relate to the work terminated.
                       (4) With approval or ratification to the extent required by the Contracting Officer, settle all outstanding liabilities and termination settlement proposals arising from the termination of subcontracts; the approval or ratification will be final for purposes of this clause.
                       (5) Complete performance of the work not terminated.
        (c) After termination, the Contractor shall submit a final termination settlement proposal to the Contracting Officer in the form and with the certification prescribed by the Contracting Officer. The Contractor shall submit the proposal promptly, but no later than 1 year from the effective date of termination, unless extended in writing by the Contracting Officer upon written request of the Contractor within this 1-year period. However, if the Contracting Officer determines that the facts justify it, a termination settlement proposal may be received and acted on after 1 year or any extension. The Government's liability is limited to the amount funded under this contract, as stated in Clause I.11, Limitation of Funds, and Clause H.1, Termination Liability.
        (d) Subject to paragraph (c) above, the Contractor and the Contracting Officer may agree upon the whole or any part of the amount to be paid because of the termination. The amount may include a reasonable allowance for profit on work done.
        (e) The cost principles and procedures of Part 31 of the Federal Acquisition Regulation, in effect on the date of this contract, shall govern all costs claimed, agreed to, or determined under this clause.

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                                   NAS5-31350

                           SECTION I CONTRACT CLAUSES



I.8     52.249-2 TERMINATION FOR CONVENIENCE OF THE GOVERNMENT
                 (FIXED-PRICE) (APR 1984) (Cont'd)

        (f) The Contractor shall have the right of appeal, under the Disputes clause, from any determination made by the Contracting Officer under paragraph
(c) or (h), except that if the Contractor failed to submit the termination settlement proposal within the time provided in paragraph (c) or (h), and failed to request a time extension, there is no right of appeal. If the Contracting Officer has made a determination of the amount due under paragraph (c) or (h), the Government shall pay the Contractor (1) the amount determined by the Contracting Officer if there is no right of appeal or if no timely appeal has been taken, or (2) the amount finally determined on an appeal.
        (g) In arriving at the amount due the Contractor under this clause, there shall be deducted--
                (1) All unliquidated advance or other payments to the Contractor under the terminated portion of this contract; and
                (2) Any claim which the Government has against the Contractor under this contract.
        (h) If the termination is partial, the Contractor may file a proposal with the Contracting Officer for an equitable adjustment of the price(s) of the continued portion of the contract. The Contracting Officer shall make an equitable adjustment agreed upon. Any proposal by the Contractor for an equitable adjustment under this clause shall be requested within 90 days from the effective date of termination unless extended in writing by the Contracting Officer.
        (i) Unless otherwise provided in this contract or by statute, the Contractor shall maintain all records and documents relating to the terminated portion of this contract for 3 years after final settlement. This includes all books and other evidence bearing on the Contractor's costs and expenses under this contract. The Contractor shall make these records and documents available to the Government, at the Contractor's office, at all reasonable times, without any direct charge. If approved by the Contracting Officer, photographs, microphotographs, or other authentic reproductions may be maintained instead of original records and documents.

                                 (End of clause)


I.9     52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)
                 (APR 1984) (DEVIATION)

        (a) (1) The Government may, by written notice of default to the Contractor, terminate this contract in whole or in part if the Contractor fails to--

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                                  NAS5-31350

                           SECTION I CONTRACT CLAUSES



I.9     52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)
                 (APR 1984) (Cont'd)

                       (i) Deliver the supplies or to perform the services within the time specified in this contract or any extension;
                       (ii) Make progress, so as to endanger performance of this contract (but see subparagraph (a)(2) below); or
                       (iii) Perform any of the other provisions of this contract (but see subparagraph (a)(2) below).
        (2) The Government's right to terminate this contract under subdivisions
(1)(ii) and (1)(iii) above, may be exercised if the Contractor does not cure such failure within 10 days (or more if authorized in writing by the Contracting Officer) after receipt of the notice from the Contracting Officer specifying the failure.

        (b) If the Government terminates this contract in part, the Contractor shall continue the work not terminated.

        (c) If this contract is terminated for default:

            1.    Default Prior to Launch

        The Government shall have the following rights in the event of a default prior to launch:

                       (i) The Contracting Officer may direct the Contractor to assign to the Government, all right, title and interest of the Contractor under one or more of its subcontracts, in which event the Government shall have the right to require the subcontractor to perform the subcontract work. The Contractor agrees to provide to the Contracting Officer, within 90 days of contract award, evidence of the agreement of all subcontractors to the aforesaid assignment if this contract should be terminated for default; and/or

                       (ii) The Contracting Officer may direct the Contractor to transfer title and deliver to the Government any (1) completed supplies, and
(2) partially completed supplies and materials, parts, tools, dies, jigs, fixtures, plans, drawings, information and contract rights that the Contractor has specifically produced or acquired for the terminated portion of this contract. Upon direction of the Contracting Officer, the Contractor shall also protect and preserve property in its possession in which the Government has an interest; and/or

                       (iii) The Contracting Officer may direct the Contractor to repay to the Government all progress payments paid to the Contractor. The Contracting Officer shall take into account in his determination as to the amount of the progress payments to be repaid the Government, to the extent to which the Government exercises its right under (c) 1. (i) and (ii) of this clause; and/or

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                                   NAS5-31350


                           SECTION I CONTRACT CLAUSES



I.9     52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)
                 (APR 1984) (Cont'd)

                       (iv) The Government may acquire, under the terms and in the manner the Contracting Officer considers appropriate, supplies or services similar to those terminated, and the Contractor will be liable to the Government for any excess costs for those supplies or services. However, the Contractor shall continue the work not terminated.

                2.   Default After Launch

        The Government shall have the following rights in the event of a default after launch:
                       (i) The Contacting Officer may direct the Contractor to assign to the Government, all right, title and interest of the Contractor under one or more of its subcontracts, in which event the Government shall have the right to require the subcontractor to perform the subcontract work. The Contractor agrees to provide to the Contracting Officer, within 90 days of contract award, evidence of the agreement of all subcontractors to the aforesaid assignment if this contract should be terminated for default.

In addition, at no additional cost to the Government the Contracting Officer may direct the Contractor to deliver to the Government all records, drawings, software and other documents and data necessary for housekeeping, maintenance, command and control of the Ocean Color Data Instrument and Spacecraft. Further, the Contractor may be directed to furnish an O & M manual to the Government for the Instrument which shall describe the Instrument, Instrument specifications, bench test procedures and routine repair of the Instrument including schematic diagrams, printed circuit board layouts, theory of operation, and parts and supplier lists. The Government will have unlimited rights to all data provided under this subparagraph (i); and/or

                       (ii) At no additional cost to the Government, the Government shall have the right to operate the spacecraft and Ocean Data Instrument or have other do so on its behalf. The Contracting Officer will provide a written notice as to the effective date of the exercise of this right. In the event the Government's operation of the spacecraft and Instrument would infringe any patent or copyright which is owned, licensed or which becomes owned or licensed to the Contractor, the Contractor on a royalty-free basis hereby licenses the Government and such others who operate the spacecraft and Instrument. At no additional cost to the Government, the Contractor shall have the obligation to negotiate and obtain rights in favor of the Government for those other necessary licenses

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                                   NAS5-31350

                           SECTION I CONTRACT CLAUSES



I.9     52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)
                  (APR 1984) (Cont'd)

to carry out this provision and the Government shall have unlimited rights to all data derived from operation of the spacecraft and Instrument.

                       (iii) The Contractor will not be liable to the Government for any excess costs the Government incurs in the acquisition of services similar to those terminated.

        (d) In the event of the Government's exercise of its rights under this clause, the Contractor shall protect the Government, hold the Government harmless and indemnify the Government from all claims (and related liabilities and costs) by the Contractor's customers or third parties who have instruments onboard the spacecraft and/or have the right to data or the product of the instruments onboard the spacecraft.

        (e) If, after termination, it is determined that the Contractor was not in default, or that the default was excusable, the rights and obligations of the parties shall be the same as if the termination had been issued for the convenience of the Government.

        (f) The rights and remedies of the Government in this clause are in addition to any other rights and remedies provided by law or under this contract.

                                 (End of clause)


I.10    FEDERAL ACQUISITION REGULATION REFERENCES (18-52.252-71)
        (MAY 1986)

This solicitation/contract may contain numerical references to segments of the Federal Acquisition Regulation (FAR) that, as of April 1, 1984, had not been promulgated or fully distributed. Pending such action, these segments have been published in NASA Procurement Notice 85-17 and thereby incorporated into the NASA FAR Supplement temporarily. Consequently, a numerical reference to such segments of the FAR contained in the solicitation/contract shall be deemed to refer to the equivalent reference, prefixed by the number "18" as set forth in NASA Procurement Notice 85-17; e.g., a reference to FAR 22.10 would be referring to 18-22.10 as set forth in NASA Procurement Notice 85-17.

                                 (End of clause)

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                                   NAS5-31350

                           SECTION I CONTRACT CLAUSES



I.11    LIMITATION OF FUNDS (FIXED-PRICE CONTRACT) (18-52.232-77)
        (MAR 1989) (DEVIATION)

(a) Of the total price of items 1 through 10, the sum of $9,000,000 is presently available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allocated to the contract in accordance with the following schedule, until the total price of said item is allotted:

                         SCHEDULE FOR ALLOTMENT OF FUNDS
               Date                                         Amounts
               ----                                         -------
        Upon Contract Award                               $ 9,000,000
        November 15, 1991                                 $13,000,000
        November 15, 1992                                 $15,570,000
        November 15, 1993                                 $ 3,450,000
        November 15, 1994                                 $   600,000
        November 15, 1995                                 $   600,000
        November 15, 1996                                 $   600,000
        November 15, 1997                                 $   600,000
        November 15, 1998                                 $   100,000

(b) The Contractor agrees to perform or have performed work on the items specified in paragraph (a) above up to the point at which, if this contract is terminated pursuant to the Termination for Convenience of the Government clause of this contract, the total amount payable by the Government (including amounts payable for subcontracts and settlement costs) pursuant to paragraphs (f) and
(g) if that clause would, in the exercise of reasonable judgment by the Contractor, approximate the total amount at the time allotted to the contract. The Government is not obligated in any event to pay or reimburse the Contractor more than the amount from time to time allotted to the contract.

(c) It is contemplated that funds presently allotted to this contract will be applied to the work to be performed until November 15, 1991.

(d) When additional funds are allotted from time to time for continued performance of the work under this contract, the parties shall agree on the applicable period of contract performance to be covered by these funds. The provisions of paragraphs (b) and (c) above shall apply to these additional allotted funds and substituted date pertaining to them, and the contract shall be modified accordingly.

(e) If, solely by reason of the Government's failure to allot additional funds in amounts sufficient for the timely performance of this contract, the Contractor incurs additional costs or is delayed in the performance of the work under this contract, and if

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                                   NAS5-31350

                           SECTION I CONTRACT CLAUSES



I.11    LIMITATION OF FUNDS (FIXED-PRICE CONTRACT) (18-52.232-77)
        (MAR 1989) (Cont'd)

additional funds are allotted, an equitable adjustment shall be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the items to be delivered, or in the time of delivery or both.

(f) The Government may at any time before termination, and, with the consent of the Contractor, after notice of termination, allot additional funds for this contract.

(g) The provisions of this clause with respect to termination shall in no way be deemed to limit the rights of the Government under the Default clause of this contract. The provisions of this Limitation of Funds clause are limited to the work on and allotment of funds for the items set forth in paragraph (a) above. This clause shall become inoperative upon the allotment of funds for the total price of said work except for rights and obligations then existing under this clause.

(h) Nothing in this clause shall affect the right of the Government to terminate this contract pursuant to the Termination for Convenience of the Government clause of this contract.

                                 (End of clause)


I.12    REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY--
        MODIFICATION (52.203-9) (NOV 1990) (ADVANCE VERSION)

        (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

        (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

        (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

          CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (NOV 1990)

                (1) I, [Name of certifier] _____________________________ am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a),
(b), (d), or

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                                   NAS5-31350

                           SECTION I CONTRACT CLAUSES



I.12    REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY--
        MODIFICATION (52.203-9) (Cont'd)

(f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C.
423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (contract and modification number)__________________________________________.

                (2) As required by subsection 27(e) (1) (B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of _____________________________
________________________________________________
who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or
(f) of the Act, as implemented in the FAR, pertaining to this procurement.

                (3) Violations or possible violations:







/s/_____________________________________               Date:____________________




________________________________________
              Typed Name


* Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27 (f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             (End of certification)

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                                   NAS5-31350

                           SECTION I CONTRACT CLAUSES



I.12    REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY--
        MODIFICATION (52.203-9) (Cont'd)

        (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the Contractor. If a contractor decides to rely on a certification executed prior to suspension of section 27, the Contractor shall ensure that each individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of six years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, six years from the date such individual ceases to act on behalf of the Contractor.

        (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

                                 (End of clause)


I.13    PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY
        (52.203-10) (SEP 1990)

        (a) The Government, at its election, may reduce the price of a fixed-price type contract or contract modification and the total cost and fee under a cost-type contract or contract modification by the amount of profit or fee determined as set forth in paragraph (b) of this clause if the head of the contracting activity or his or her designee determines that there was a violation of subsection 27(a) of the Office of Federal Procurement Policy Act, as amended (41 U.S.C. 423), as implemented in the FAR. In the case of a contract modification, the fee subject to reduction is the fee specified in the particular contract modification at the time of execution, except as provided in subparagraph (b) (5) of this clause.

        (b) The price or fee reduction referred to in paragraph (a) of this clause shall be --

                (1) For cost-plus-fixed-fee contracts, the amount of the fee specified in the contract at the time of award;

                (2) For cost-plus-incentive-fee contracts, the target fee specified in the contract at the time of award, notwithstanding any minimum fee or "fee floor" specified in the contract;

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                                   NAS5-31350

                           SECTION I CONTRACT CLAUSES



I.13    PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY
        (52.203-10) (Cont'd)

                (3) For cost-plus-award-fee contracts --

                       (i) The base fee established in the contract at the time of contract award;

                       (ii) If no base fee is specified in the contract, 30 percent of the amount of each award fee otherwise payable to the Contractor for each award fee evaluation period or at each award fee determination point.

                (4) For fixed-price-incentive contracts, the Government may--

                       (i) Reduce the contract target price and contract target profit both by an amount equal to the initial target profit specified in the contract at the time of contract award; or

                       (ii) If an immediate adjustment to the contract target price and contract target profit would have a significant adverse impact on the incentive price revision relationship under the contract, or adversely affect the contract financing provisions, the Contracting Officer may defer such adjustment until establishment of the total final price of the contract. The total final price established in accordance with the incentive price revision provisions of the contract shall be reduced by an amount equal to the initial target profit specified in the contract at the time of contract award and such reduced price shall be the total final contract price.

                (5) For firm-fixed-price contracts or contract modifications, by 10 percent of the initial contract price; 10 percent of the contract modification price; or a profit amount determined by the Contracting Officer from records or documents in existence prior to the date of the contract award or modification.

        (c) The Government may, at its election, reduce a prime contractor's price or fee in accordance with the procedures of paragraph (b) of this clause for violations of the Act by its subcontractors by an amount not to exceed the amount of profit or fee reflected in the subcontract at the time the subcontract was first definitively priced.

        (d) In addition to the remedies in paragraphs (a) and (c) of this clause, the Government may terminate this contract for default. The rights and remedies of the Government specified herein are not exclusive, and are in addition to any other rights and remedies provided by law or under this contract.

                                 (End of clause)

                                   NAS5-31350

                          SECTION J   LIST OF ATTACHMENTS



J.l LIST OF ATTACHMENTS (GSFC 52.210-101) (OCT 1988)

The following attachments constitute part of this contract:

                                                                       No. of
Attachment      Description                   Date                     Pages
----------      -----------                   ----                     -----

    A           Statement of Work             December 1990               3

    B           Performance                   December 1990               1
                Specifications

    C           SeaStar Ocean Color           March 23, 1991              3
                Data System Description

                                 (End of clause)

                                  ATTACHMENT A





                                STATEMENT OF WORK


                                  December 1990

                                                                   December 1990


                                STATEMENT OF WORK


I. Introduction.

The objective of this procurement is to obtain reflected radiances of Earth, measured relative to solar irradiance, over a five year period, with sufficient radiometric, spectral, spatial, and temporal resolution and accuracy to enable calculations of the variability of ocean color, ocean chlorophyll concentration, and other oceanic bio-optical properties.

Global ocean color observations are required for understanding the oceanic component of critical global biogeochemical cycles, especially the carbon cycle. It is becoming increasingly clear that primary productivity and resultant sequestering of carbon dioxide in deep ocean repositories is a significant factor in the global carbon and carbon dioxide budgets, which are, on the whole, poorly quantified. For example, estimates of the amount of carbon converted from dissolved CO(2) to marine biomass through photosynthesis range from 30 to 45 x 10/\9 tons (gigatons) per year. The uncertainty (7-8 gigatons) in this estimate is large, and in fact, exceeds the amount of fossil fuel carbon released into the atmosphere on an annual basis (6 gigatons). Better quantification and understanding of the marine carbon system will enable ramifications of the atmospheric CO(2) increase to be evaluated with greater confidence.

Progress in quantifying the oceanic carbon budget requires a combination of comprehensive in situ observations, extensive computational analyses, and satellite ocean color observations. These ocean color data, which are used to calculate the concentration the photosynthetic chlorophyll pigments, will provide the global perspective on surface phytoplankton variability to complement the experimental program of the Joint Global Ocean Flux Study (JGOFS). JGOFS, a key element in the International Geosphere Biosphere Program, is a major international research effort dedicated to understanding processes regulating primary production and carbon flux within the oceans. Already, JGOFS studies have demonstrated that production of particulate carbon by marine phytoplankton in the North Atlantic lowers the dissolved CO(2) concentrations well below saturation levels, forcing a net flux of CO(2) from the atmosphere into the sea.

The quantitative research uses for which the data are required place stringent demands on the data quality, exceeding that from CZCS. The objectives of the NASA Ocean Color Project have been developed in concert with the NASA Ocean Color Science Working Group over a period of years. The major objectives are to obtain continuing global observations of ocean color from space, along with ancillary data required for processing, and to produce global gridded data sets of ocean leaving radiances and bio-optical properties derived from them which are useful for studying the magnitude and variability of phytoplankton and primary productivity. Therefore, the satellite ocean color observations must be of sufficient quality to permit:

Development of atmospheric correction algorithms which will permit the derivation of water leaving radiances from the satellite data which are accurate to within plus or minus 5 percent on a routine basis over the global ocean;

Development of bio-optical algorithms for derivation of chlorophyll concentration from water leaving radiances which are routinely accurate to within plus or minus 35 percent for case I optical waters over a range of 0.05 to 50 mg/m/\3, and to within a factor of 2 everywhere.

As part of the JGOFS proqram, significant portions of the worlds biological oceanographic resources (ships, scientists, funding) will be allocated to regional, process-oriented experiments (such as the Equatorial Pacific Experiment in 1992-1993 and the Indian Ocean Experiment in 1993) and also to a global survey of ocean dissolved carbon and pigment concentrations to be conducted between 1991 and 1996. Synoptic satellite observations are required to measure variability of phytoplankton globally during these sampling programs. Data collected by JGOFS is equally crucial for validation of satellite observations and will provide the understanding necessary to extrapolate information derived from surface ocean color observations to the underlying water column.

Additionally, the satellite observations will provide important insights useful for studying marine ecosystems dynamics, ocean physics, estuarine processes, and freshwater environments.


II.  Statement of work

1. The Contractor shall provide an ocean color data set from a Contractor developed, owned, and operated system to be flown in a nominal circular 705 KM sun--synchronous noon orbit, as follows:

        a. Launch shall be within 28 months of contract signing and data shall be provided commencing upon Contractor's declaration that the system is operational, and continuing after Government acceptance for five years.

        B. The data set shall meet the requirements of the attached document, performance specifications, dated December 1990. The data set will contain all necessary information required for processing the radiance data, including predicted ephemerides, spacecraft attitude, time, tilt, gain, and other necessary spacecraft and sensor information. The data shall be capable of calibration from direct moon observations and either an on board solar diffuser or comparably stable internal method.


2. The data set shall consist of ocean color Global Area Coverage (GAC) and Local Area Coverage (LAC) as defined below, and transmitted to NASA as follows:

        a. Two Gigabits of recorded data per day, consisting of a combination of GAC and LAC in a proportion to be specified by NASA and downlinked from the satellite to the NASA processing facility at Goddard Space

        Flight Center within 24 hours of observation at mutually agreed frequencies.

        b. Real time LAC data downlinked directly to NASA designated receiving sites at mutually agreed upon frequencies. The Contractor shall furnish any specific cryptographic information necessary to receive direct broadcast data.

3. During the performance of this contract, the Government will have the rights of approval and insight as defined within the contract schedule.


4.   Operation of Sensor

        a. NASA shall provide the Contractor with prioritized requests for LAC and GAC high and low resolution data recording as provided for in Paragraph 2a above, as well as timing for mirror tilt, gain, and calibration commands. The real time data downlinks as provided for in Paragraph 2b above shall be operated continuously as defined below.

        b. The Contractor shall conduct calibrations of the sensor from direct moon observations and either an on board solar diffuser or stable internal method at times mutually agreed upon, and shall provide the calibration data to NASA in the GAC data stream. NASA shall provide the Contractor with the results of all calibration testing and analysis.

        c. The Contractor shall provide NASA monthly reports of the spacecraft operations and housekeeping status.


                                  Definitions:

Continuous: Operation of the sensor and real time transmission to the ground whenever the satellite is in daylight and within acquisition range of a NASA ground receiver.

GAC: Global Area Coverage: LAC high resolution data which has been subsampled to represent approximately 4 km resolution for coarser recording and/or transmission; also "low resolution".

LAC: Local Area Coverage: Color data taken and recorded and/or transmitted at approximately 1 km resolution; also "high resolution".

                                  ATTACHMENT B





                            PERFORMANCE SPECIFICATION


                                  DECEMBER 1990

                                                                   December 1990

                            PERFORMANCE SPECIFICATION


1.      SCOPE

This specification establishes the performance, testing, calibration, verification and product assurance requirements for the Ocean Color Data that will be acquired as part of the Ocean Color Mission.

Basis for Performance Specifications

These performance specifications are based on the scientific requirements of the NASA Ocean Color Science Working Group and their experience using data from the Coastal Zone Color Scanner, a proof of concept instrument for using satellite observations to observe phytoplankton pigment concentrations. The specifications address several limitations of the CZCS data set which must be overcome to achieve desired scientific objectives. These limitations fall in the areas of observational frequency and coverage, sensitivity, spectral band positions, and monitoring calibration and stability. Spatial and temporal coverage specifications are based on observed decorrelation lengths and times for phytoplankton pigment concentrations (approximately 1-5 kilometers and 1-10 days, respectively), and are intended to allow for cloud free composites of geophysical products for the global ocean weekly at about 4 km resolution. Quantitative geophysical products are useful only from scan angles less than 45 degrees and solar elevation angles above 20 degrees which is reflected in the specifications for recorded GAC data, while allowing for qualitative operational use of real time data within broader limits. Accuracy and sensitivity specifications are based on analysis of error sources in chlorophyll pigment derivations using Clark-Gordon CZCS algorithms described in 1983, and permit equal errors from the sensor radiometry and in situ bio-optical variability. Radiance levels have been determined using radiative transfer simulations, which have been validated using CZCS observations.

2.      SPECIFICATIONS

2.1     General Overview

The data required fall into prelaunch information required and inflight data categories.

        Prelaunch information is acquired during sensor test and calibration, spacecraft integration and testing, and mission planning. This information is required to characterize instrument performance, process orbital data, calibrate orbital data, assess the accuracy of orbital data, and to prepare the NASA science data processing system. All information describing spacecraft and instrument conditions taken prior to launch which are relevant to processing the data and assessing its radiometric accuracy and Earth location are included.

        Inflight data include S/C and sensor operations and housekeeping data for navigation, processing, and assessing the accuracy of the radiometric data; and the scientific radiometric data which constitutes the primary scientific output of the mission. Included in radiometric data are normal Earth surface viewing, and viewing of the calibration targets (dark space, onboard source or solar diffuser, lunar surface).

Not only the radiometric qualities of the data, but also the sampling and coverage qualities, calibrations, and stability of the radiometric data are of prime concern in the usefulness of the data to achieve NASA scientific goals and objectives.

Full global coverage shall be provided every 2 days. This means that there will be no gaps in a gridded composite of sensor data (including clouds and glint) covering all areas of Earth experiencing solar zenith angles less than 70 degrees, which is made of data from a 1500 kilometer swath centered about the satellite ground track taken over any consecutive 2 day period (excepting that area missed during tilt changes required to avoid sun glint). Sun glint contamination shall be minimized by varying the along-track viewing angle by 20 degrees minimum fore and aft.

The data delivered to NASA shall meet the radiometric performance specifications set forth in Table 1 below. The radiometric performance of the instrument shall be determined in the laboratory in comparison to absolute standards or standards maintained by the National Institute of Standards & Technology, and in orbit in comparison to incident solar spectral irradiance. The data streams shall also contain all necessary information required for processing the radiance data, including predicted ephemerides and calibrations, spacecraft attitude, time, tilt, gain, and other necessary spacecraft and sensor information.

TABLE 1. Ocean Color Data Bands, SNR, and Radiance Levels
--------------------------------------------------------------------------------------------
Band     Band Edge                 Saturation     Input            SNR(2)       Cloud
         Wavelengths               Radiance(1)    Radiance(1)                   Radiance(1,4)
         (nm, plus or minus 2 nm)  (L(max))       (L(typical))                  (L(cloud))

1        402-422                   13.63           9.10             499          57.5
2        433-453                   13.25           8.41             674          58.5
3        480-500                   10.50           6.56             667          54.0
4        510-530                    8.75           5.44             616          54.0
5        555-575                    7.25           4.45             581          53.0
6        655-675                    4.25           2.60             447          47.0
7        745-785(3)                 3.00           1.61             455          37.3
8        845-885                    2.13           1.09             467          28.6

    (1) in milliwatts/(cm(2) micrometer steradian).
    (2) measured at Input Radiance (L(typical)), unity gain (G = 1).
    (3) notched (blocked) between 759 - 770 nm to avoid O(2) absorbance peak.
    (4) at 22.5 degree solar zenith, for reference.
L(cloud)       - Spectral Radiance from a 100% reflectance Lambertian scene
L(max)         - Maximum Spectral Radiance in a spectral band
L(typical)     - Typical Spectral Radiance in a spectral band
--------------------------------------------------------------------------------------------

2.2     Specifications

Instantaneous-Field-of-View (IFOV)

        The IFOV at nadir and zero tilt shall be 1 plus or minus .15 kilometer. Sampling shall be once per nominal (square) IFOV.

Cross-track Scan

        The active portion of the cross-track scan shall not be less than 90 degrees ( plus or minus 45 degrees ) about nadir nor greater than 116.6 degrees (or plus or minus 58.3 Degrees) about nadir. The swath width shall not be less than 1500 kilometers for tilts of plus or minus 20 degrees to enable 2 day global coverage from the nominal altitude. All scan data shall be transmitted in the LAC broadcast. GAC data subsampled from the cross track scan need not include data taken at greater than plus or minus 45 degrees.

Fore-and-Aft Pointing

The data shall be taken with a sensor capable of pointing the swath fore-and-aft (positive and negative with respect to the velocity vector, respectively) to avoid specular solar reflectance from the ocean's surface. The sensor scan must be capable of tilts of 0.0, +20.0, and -20.0 degrees from nadir. Changes in tilt angle from - 20 to + 20 degrees shall take less than 30 seconds. Data describing the tilt angle shall be accurate to within 0.01 degrees.

Dark Level Measurements

        A portion of every scan shall contain sensor output data while the field of view is obscured and the input radiance is less than the Noise Equivalent Differential Spectral Radiance (NEdL).

Spectral Bands

        The spectral bands are given in Table 1. Definitions are included in "Band Definitions" below.

     Band Tolerances

            The location of the band edges shall be plus or minus 2 nm (3 sigma) of the values in Table 1 and be stable to less than plus or minus 1 nm over the duration of the ground test program. The edge range shall not exceed 50% of the bandwidth in any spectral band.


     Out-of-Band Characteristics

            The out-of-band response shall be less than 5% of the within-band value. Each one-percent response point shall be within 1.5 times the bandpass from the corresponding band edge. Compliance with this specification shall be determined for a source with spectral shape equivalent to L(cloud) (the spectral radiance of a Lambertian surface of 100% reflectance illuminated by the sun at 22.5 Degrees zenith angle). L(cloud) is given in Table 1.

     Within-Band Spectral Differences

            If multiple detector elements are used within a band, the spectral response of all detector elements in a band shall be compared as to location and shape by use of normalized spectral response curves. The central wavelength of any element must be within plus or minus
            0.5 nm of the average central wavelength for all elements of the band. Integrated spectral response between the ten percent response points shall not differ by more than ten percent for any two elements in the band.

     Spectral Band-Band Registration

            The IFOV's from all spectral bands shall be co-registered to within
            0.3 pixel (1 sigma).

Radiometric Sensitivity

        Table 1 presents the SNR specifications for all bands at unity gain. The required SNR shall be achieved at the typical spectral radiance levels L(typical). NEdL may be calculated from the expression: NEdL = L(typical)/SNR.

Polarization Insensitivity

        The radiometric data shall be nominally insensitive to linear polarization. The polarization factor, PF as defined below, shall be no greater than 2% over scan angles from +45 to -45 degrees for all bands and tilt angles between -20 and +20 degrees. I(max) and I(min) are the recorded maximum and minimum outputs when the plane of incoming 100 percent linearly polarized light is rotated through 180 degrees.

               PF = (I(max) - I(min))/(I(max) + I(min)) < 0.020

        Data sufficient to describe the magnitude and direction of the polarization sensitivity as a function of scan and tilt angle over plus or minus 45 degrees of scan, and over plus or minus 20 degrees of tilt and at angles necessary to view the moon for all bands shall be provided from pre-launch testing.

Dynamic Range

        The sensor shall be designed to operate over a dynamic range that extends from the noise floor (NEdL) in each spectral band to the maximum levels L(max) given in Table 1.

Quantization

        Data shall be quantized at 10 bits. Differential linearity of the quantizer(s) shall be better than one-half a least significant bit.

Modulation Transfer Function

        The MTF of the data shall equal or exceed the values tabulated below in both the along-track and cross-track directions for a sine wave input. The Nyquist frequency has a spatial period equal to two IFOV's on the ground.

        Frequency/Nyquist Frequency               MTF

                 0.00                             1.0
                 0.25                             0.9
                 0.50                             0.7
                 0.75                             0.5
                 1.00                             0.3

        The MTF specifications shall be satisfied for modulations between dark and L(typical) and between dark and L(max), for every detector element in each spectral band. Data describing the MTF's shall be provided from pre-launch testing to verify that the specification is met. Data from lunar views and/or internal stabilized source will also be provided for analysis of MTF on orbit.

Gains

        Band-independent gains shall be provided, which are commandable band by band, which will increase or decrease sensitivity according to the following:

                                S(n) = G(n) S(i),

        where S(i) and S(n) are the initial detector signal and the signal with gain, respectively, G(n) is the gain factor at gain setting n.

        The nominal G values for gain settings n = 2, 3, and 4 shall be 1, 1.5, and 2.0 for all channels. The value of G for n=l must be determined based upon the characteristics of onboard solar and/or lunar capabilities, and specified by channel, to avoid saturation.

        The values of G will be within 5% of the above specifications, and shall be known relative to G=1 (unity gain, n=2) with an accuracy of greater than 99.5%.

Transient Response (Bright Target Recovery)

        Radiometric data should be relatively free of effects of overshoot and ringing when the IFOV scans across a steep gradient in radiance, from a maximum of L(cloud) to a minimum of L(typical). For this radiance step change the output signal shall settle to within 0.5% of its final value within ten IFOV's.

Absolute Radiometric Accuracy

        An absolute radiometric accuracy of 5% (one-sigma) shall be achieved at the typical spectral radiance levels given in Table 1. At spectral radiances between 0.2 L(typical) and 0.9 L(max) the absolute radiometric accuracy shall be within plus or minus 6%. Measurements of the accuracy shall be made, as a minimum, at scan angles centered at 0, -40, and +40 degrees, tilt angles of 0, -20, and +20 degrees, special tilt angles (should they be required) used to view the moon, and at all gains.

Relative Radiometric Accuracy

        The design shall be capable of achieving an accuracy within 2% (one sigma) relative to the sun. The calibrated data shall be linear to within plus or minus 1% over the full range of input signals.

System Noise Measurements

        The signal-to-noise ratio shall be determined for all bands at a sufficient number of spectral radiance levels between 0.2 L(typical) and
        0.9 L(max) to characterize the signal dependence of the system noise.

Pointing Knowledge

        The Contractor shall provide in the downlinked data stream data describing the S/C attitude and location and sensor pointing angles required for calculation of the location (in latitude and longitude) of each ocean IFOV to within one IFOV at all scan and tilt angles.

Radiometric Stability and Repeatability


        Bias errors will be removed from the data during ground processing in order to improve radiometric accuracy. To accomplish this the sensor data shall be stable over time as defined below.

     Short-Term Stability                  -

            Short-term stability applies to time intervals less than two weeks. The mean radiometric response of each spectral band, corrected on the ground using calibration data, shall not differ by more than plus or minus 1% from another response measurement made while viewing the same source operating at equal radiance levels, but separated by any time period up to two weeks, including the effects of perturbations at the orbital period. This stability requirement shall also be met for short-term temperature excursions that may be expected to occur during sunlit portions of the orbit. Data from lunar views, corrected for secular changes in lunar radiance exitance, collected on several consecutive orbits while the moon is near full phase, shall be provide with sufficient frequency to assess short term and long term stability.

     Long-Term Stability

            Long-term stability applies to time intervals between two weeks and 5 years. The mean corrected and calibrated radiometric response of each spectral band shall not change by more than plus or minus 2% over these time intervals. Compliance will be demonstrated by an estimate based upon short-term tests plus analysis.

     Band-to-Band Stability

            The relative amplitude stability between all pairs of spectral bands shall be better than plus or minus 0.5% measured at full-scale, and plus or minus 1% at half-scale. Each band shall be exposed to a source and the mean calibrated responses determined. To compare outputs between bands, the ratio of the means shall be calculated for each band with respect to a common band. In addition, ratios shall be calculated for selected pairs of bands which will be used in common retrieval algorithms. These ratios shall remain constant within plus or minus 0.5% at full-scale and plus or minus 1% at half scale over times separated by any interval up to two weeks.

Inflight Calibration Data

        Data for calibration and stability monitoring shall be obtained from direct lunar views when the moon is greater than 80% full phase, and either an on-board stabilized source viewed by all optical elements or solar diffuser. The sources shall fill the optical aperture of the sensor. These data shall be obtained for all channels with a signal to noise ratio (SNR) no less than 10% of the SNR values specified in Table 1, and shall measure changes in gain or throughput of the optical, focal plane, and electronic subsystems, using either on-board, lunar, or solar sources. Inflight radiometric characterization, i.e., output digital value versus input spectral radiance, shall be made with sufficient accuracy to assure that the calibration and stability requirements delineated in this specification are achieved.

                Lunar - Provision shall be made to use the moon at near full phase as a target source for monitoring stability. The lowest (least sensitive) gain shall accommodate direct viewing at near full lunar phase without saturation in any band.

                Solar Diffuser - If a solar illuminated diffuser is selected, data on the diffuser characteristics shall be provided which, when combined with that from other calibration systems, will be adequate to maintain knowledge of the calibration and stability of the radiometric data to within stated specifications throughout the 5 year mission lifetime.

                Internal Source - Inflight data on characteristics of on-board sources to show performance within the specifications are required should that approach be taken.

Data Delivery

        Instrument data shall be included with the digital radiometric data stream. Selected S/C housekeeping and ancillary data shall be included in the data as required for independent processing by LAC ground stations. This will include predicted orbital ephemerides, on-board clock time and synchronization, spacecraft attitude information, predicted radiometric calibration coefficients, tilt angle, channel gain settings, temperatures, and other necessary parameters.

        For recorded data, transmission shall achieve a maximum overall bit error rate of less than 10/\-6 upon acquisition of signal at 5 degrees above the horizon when transmitting at 2.65 MB/second into a ground system with a gain to antenna temperature ratio (G/T) of 12.5 db.

        The real time data transmission shall achieve a maximum overall bit error rate of less than l0/\-6 upon acquisition of signal at 5 degrees above the horizon when transmitting into a ground system at 665 KB/second with a gain to antenna temperature ratio (G/T) of 6.5 db.

3.      PRELAUNCH INFORMATION REQUIRED

Command List and Description

        The Contractor shall furnish, prior to critical design review, a draft Command List and Description document which describes all commands and command sequences necessary for operation of the instrument to enable GSFC to generate prioritized requests for inflight operations, including tilt, gain, calibration, recording, and transmitting operations. The contractor shall furnish the final document prior to instrument calibration.

Instrument Ground Software

        The Contractor shall furnish, prior to Critical Design Review, a self describing digital copy of the source code and documentation for software necessary to operate, test, and calibrate the instrument at the developer's facilities and at the spacecraft integrator's facilities. The contractor shall furnish the final document prior to instrument calibration. The software shall support prelaunch instrument calibration, as well as supporting evaluation of data acquired during inflight operations.

Calibration Plan

        The Contractor shall conduct prelaunch calibration of the instrument to establish baseline performance characteristics and that the instrument meets the requirements of this specification for Ocean Color Data. The Contractor shall prepare a draft calibration plan and provide NASA with copies prior to Critical Design Review. The Contractor shall furnish the final plan 60 days prior to instrument calibration. NASA shall review the instrument calibration plan and procedures, and may have an observer present during calibration and test activities.

Calibration Data

        The Contractor shall furnish prior to Pre-Ship Review, the calibration data, including such data as calibration and characterization results, spectral response curves, measured signal-to-noise ratios, and calibration curves, equations and procedures. Performance and ground calibration data shall be analyzed and presented (with software) in a format which enables data calibration and location.

Performance Assurance Plan

        The contractor shall furnish, prior to Preliminary Design Review, a final plan for performance assurance procedures pertaining to the instrument and spacecraft systems and their integration.

4.      BAND DEFINITIONS

                                   [GRAPHIC]

Band Edge - The wavelength at which the response is half of the peak response;
     there is a lower and an upper band edge.

Center Wavelength - The wavelength midway between the band edges.

Bandpass (or bandwidth) - The wavelength interval between the lower and upper band edges. This is also referred to as the FWHM response or within-band response.

One-percent Response Point - The wavelength, nearest to the center wavelength, at which the response is one-percent of the peak response; there is a lower and an upper one-percent response point.

Extended Bandpass - The wavelength interval between the lower and upper one-percent response points.

Out-of-Band Response Regions - The spectral regions beyond the extended bandpass.

Out-of-Band Response - The ratio of integrated out-of-band spectral response to integrated extended bandpass spectral response. This ratio includes both the upper and lower wings of the response.

Out-of-Band Blocking - The inverse of the ratio defined as the out-of-band response.

Edge Range - The wavelength interval, in nanometers, between 5% of peak response and 80% of peak response.

                                  ATTACHMENT C








                       SeaStar Ocean Color Data System

                                 Description




                                March 22, 1991

              SeaStar Ocean Color Data System Description 3/22/91

1.0 Overview-The SeaStar Ocean Color Data System consists of four major segments; the SeaWiFS instrument, the SeaStar spacecraft, the Pegasus launch vehicle and the satellite's ground station. Each of these segments and the interfaces between them will be described in this document. NASA/GSFC Contracting officer approval is required for system design changes that affect the top level design descriptions given in this document. OSC shall produce the SeaStar system consistent with the design description given in this document. The system shall be launched in August 1993.

2.0 Applicable Document(s)-The following document(s), of the exact issue shown, apply to the extent specified herein.
- NASA/GSFC Ocean Color Data Performance Specification, 12/90

3.0 SeaWiFS Instrument-The instrument shall:
- Be procured from Hughes Santa Barbara Research Center.
- Meet the requirements of the Ocean Color Data Performance Specification.
- Be designed for a relative radiometric calibration accuracy of 4% (one sigma) with a goal of 2% (one sigma).
- Consist of a scanner and an electronic module.
- Use an off-axis folded telescope and a rotating half angle mirror that is phase synchronized with, and rotating at half the speed of the folded telescope.
- Use a multichannel TDI process in each of the eight spectral bands to achieve the required SNR.
- Incorporate a tilt mechanism that allows the entire scanner to be oriented in the along-track direction to avoid sun glint while keeping uniform calibration, polarization, specular and angular scanning characteristics for all tilt positions.
- Include a solar radiation diffuser for solar calibration of the instrument. The diffuser shall be closed when not in use to avoid degradation.
- Perform lunar calibration through the identical optical path as that used for earth viewing. Pointing of the instrument for lunar calibration shall be performed by the spacecraft.
- Use an angular momentum wheel to compensate for the angular momentum of the rotating portions of the instrument in order to minimize spacecraft attitude disturbances during sensor tilt.
- Be compatible with the interfaces to the SeaStar spacecraft.

4.0 SeaStar Spacecraft-The spacecraft shall:
- Be produced by Orbital Sciences Corporation and its subcontractors.
- Meet the requirements of the Ocean Color Data Performance
  Specification.
- Provide the services to the SeaWiFS instrument necessary for the instrument to meet its performance requirements.
- Have a mass that is compatible with the mission orbit requirements of the SeaWiFS instrument and the performance capabilities of the Pegasus launch vehicle.
- Be designed for a 5 year mission requirement with a goal of 10 years.

- Incorporate an Electrical Power System (EPS) that provides sufficient power for SeaStar throughout all operational phases over its design lifetime. The EPS shall include deployable rigid solar panels, a redundant nickel-hydrogen battery system and a battery charge regulator to control the spacecraft's power.
- Incorporate a Data Management System (DMS) consisting of a spacecraft computer, a payload services module and a solid state data recorder. The spacecraft computer shall serve as the central controller for spacecraft housekeeping and attitude control. The payload services module shall provide the spacecraft electrical interface with the SeaWiFS instrument and the solid state data recorder. The data recorder shall be adequately sized to store and support the transmission of 2 gigabits of Ocean Color Data to a NASA/Wallops island ground station each day over the mission design lifetime. Two data downloads per day may be used to meet this requirement. The DMS shall merge into the downlinked data stream additional data on the orbit ephemeris, spacecraft attitude, spacecraft housekeeping and time-tags.
- Incorporate a redundant GPS receiver to provide accurate real-time spacecraft position knowledge.
- Incorporate a 3 axis stabilized momentum biased Attitude Control System (ACS) consisting of two momentum wheels, three magnetic torque rods, two horizon sensors, two 2 axis sun sensors and two 2 axis magnetometers. The attitude knowledge provided by the ACS along with the instrument pointing accuracy shall be sufficient to meet a one pixel (1.6 Milliradians, 2 sigma) pointing knowledge requirement at all normal scan and tilt angles.
- Incorporate a Telemetry, Tracking and Command (TT&C) subsystem that includes redundant S-band components for command, launch telemetry and stored GAC/LAC data downlink transmission at 2.65 Mbps and redundant L-band transmitters for real-time LAC (HRPTlike) data downlink at 665 kbps.
- Incorporate a monopropellent Hydrazine Propulsion System (HPS) to raise the orbit from the parking orbit provided by the Pegasus launch vehicle to the final mission orbit and maintain it there during the design lifetime of the spacecraft.
- Incorporate a cold gas Reaction Control System (RCS) to provide 3 axis attitude control of the launch vehicle during ascent. Residual gas left in the RCS tankage may be used to perform initial spacecraft on-orbit operations.
- Incorporate a Thermal Control System (TCS) to maintain all spacecraft components within their allowable temperature ranges during all mission phases
- Incorporate a Structure Subsystem that shall withstand the naturally occurring worse case combinations of the spacecraft design loads
- Incorporate radiation hardened electrical components whenever practical and/or use radiation resistant components in the design. Selection and shielding of these parts shall be consistent with the 5 year (10 year goal) mission life requirements.
- Be compatible with the interfaces to and the environments from the Pegasus launch vehicle.

5.0 Pegasus Launch Vehicle-The Launch Vehicle shall:

- Be provided by Orbital Sciences Corporation with solid rocket motors and their associated subsystems provided by Hercules.
- Be air launched from a carrier aircraft. OSC shall select the type of carrier aircraft to be used.
- Maintain significant commonality with the configuration of the first successful Pegasus flight vehicle. Differences between the initial Pegasus configuration and the launch vehicle used for SeaStar include modifications required to integrate the third stage avionics assembly with the spacecraft to create the integrated spacecraft bus configuration and modifications used to enhance the performance of the launch vehicle.
- Provide the performance necessary to place the spacecraft into a parking orbit that will allow the spacecraft's HPS to raise the orbit to the final mission orbit stated in the Ocean Color Data performance specification.

6.0 Ground Segment-The ground Segment shall:
- Be provided by Orbital Sciences Corporation and its subcontractors.
- Perform the on orbit control of the spacecraft and instrument.
- Include four major subsystems: the antenna subsystem, the RF/baseband subsystem, the front end subsystem and the control center computers.
- Accept NASA/GSFC requests for LAC & GAC data and on orbit instrument calibrations. The ground segment shall convert these requests into spacecraft commands, transmit these commands to the spacecraft and verify that the commands were properly received prior the execution of the commands by the spacecraft.
- Monitor the health and status of the spacecraft.
- Take timely and appropriate corrective action to resolve perceived and real on orbit spacecraft and instrument anomalies.

____________________________________________________________________________________________________________________________________

                                                                                               1. CONTRACT ID CODE     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                       1       2

____________________________________________________________________________________________________________________________________

2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
          One (1)                       Nov. 05 1991                          N/A

____________________________________________________________________________________________________________________________________

6. ISSUED BY                    CODE         289              7. ADMINISTERED BY (If other than item 6)       CODE
                                     _________________                                                             _________________

National Aeronautics and Space Administration
Goddard Space Flight Center
Greenbelt Road
Greenbelt, MD 20771

____________________________________________________________________________________________________________________________________

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                               ___
     Orbital Sciences Corporation                                                                  _________________________________
     Space Systems Division                                                                        9B. DATED (SEE ITEM 11)
     14119-A Sullyfield Circle                                                                 _____________________________________
     P.O. Box 10840                                                                                10A. MODIFICATION OF CONTRACT/
     Chantilly, Virginia 22022                                                                          ORDER NO.
                                                                                                        NAS5-31350
                                                                                                   _________________________________
_______________________________________________________________________________________________  X 10B. DATED (SEE ITEM 13)
CODE                                 FACILITY CODE                                                             3-29-91

________________________________________________________________________________

           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

________________________________________________________________________________

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

________________________________________________________________________________

12. ACCOUNTING AND APPROPRIATION DATA (If required)
                                                       N/A   B/NC: 254   PPC: KX

________________________________________________________________________________

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

________________________________________________________________________________

(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

________________________________________________________________________________

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
       FAR 43.103(b).

________________________________________________________________________________

    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X            Clause 52.243-1 CHANGES--FIXED PRICE

________________________________________________________________________________

    D. OTHER (Specify type of modification and authority)

________________________________________________________________________________

    E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 4 copies to the issuing office.

________________________________________________________________________________

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

This Supplemental Agreement modifies Attachment B, Performance Specification of the subject contract to reflect new channel tuning for the SeaWiFS instrument and changes the data rate on the Wallops downlink.

Accordingly:

(See Page 2)

Except as provided herein, all terms and conditions of the document referenced in item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.

________________________________________________________________________________

15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
       Michael R. Long                                                             Bernard J. Pagliaro
       Contracts/Subcontracts Administrator                                        Contracting Officer

________________________________________________________________________________

15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED
                                             30 OCT 91
/s/ Michael R. Long                                              /s/ Bernard J. Pagliaro
________________________________________                      BY ________________________________________        NOV 05 1991
(Signature of person authorized to sign)                         (Signature of Contracting Officer)

________________________________________________________________________________
ISN 7540-01-152-8070                              STANDARD FORM 30 (REV 10.83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

Contract NAS5-31350
Modification No. 1
Page 2


1.   Revise Attachment B, Performance Specification as follows:

     a) Section 2.1 General Overview, page 3, Table 1, "OceanColor Data Bands, SNR, and Radiance Levels" is changed to reflect the following new channel tunings:

                    FROM                             TO
                    ----                             --
          BAND          WAVELENGTHS          BAND           WAVELENGTHS
          ----          -----------          ----           -----------

            4            510 - 530             4             500 - 520
            5            555 - 575             5             545 - 565
            6            655 - 675             6             660 - 680
            7            745 - 785(3)          7             745 - 785


     Channels 1, 2, 3, and 8 remain unchanged.

     b) Section 2.2 Specifications, page 8, "Data Delivery," second paragraph is changed to reflect the decrease in the data rate on the Wallops downlink from 2.65MB to 2.0MB.

2. Revise ARTICLE C.1-REPORTS OF WORK, to reflect the change in the number of copies to the Technical Officer from 5 to 3.

3. It is understood that the above changes are made without effect upon the fixed price, schedule, or any other term or condition, of this contract.


                             "End of Modification"

____________________________________________________________________________________________________________________________________

                                                                                               1. CONTRACT ID CODE     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                       1       2

____________________________________________________________________________________________________________________________________

2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
          Two (2)                       Nov. 08 1991

____________________________________________________________________________________________________________________________________

6. ISSUED BY                    CODE         289              7. ADMINISTERED BY (If other than item 6)       CODE
                                     _________________                                                             _________________

National Aeronautics and Space Administration
Goddard Space Flight Center
Greenbelt Road
Greenbelt, MD 20771

____________________________________________________________________________________________________________________________________

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.

     Orbital Sciences Corporation                                                                  _________________________________
     Space Systems Division                                                                        9B. DATED (SEE ITEM 11)
     14119-A Sullyfield Circle                                                                 _____________________________________
     P.O. Box 10840                                                                                10A. MODIFICATION OF CONTRACT/
     Chantilly, Virginia 22022                                                                          ORDER NO.
                                                                                                        NAS5-31350
                                                                                                   X________________________________
_______________________________________________________________________________________________    10B. DATED (SEE ITEM 13)
CODE                                 FACILITY CODE                                                             3-29-91

________________________________________________________________________________

           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

________________________________________________________________________________

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

________________________________________________________________________________
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    BNC: 254           See Page 2                PPC: KX
________________________________________________________________________________
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
________________________________________________________________________________
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT/ORDER NO. IN ITEM 10A.
_______________________________________________________________________________
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
       FAR 43.103(b).
________________________________________________________________________________
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
________________________________________________________________________________
 X  D. OTHER (Specify type of modification and authority)

       18-52.232-77 Limitation of Funds (Fixed Price Contract)
________________________________________________________________________________
    E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ____ copies to the issuing office.
________________________________________________________________________________
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an additional allotment of funds for continued performance under the contract.

Accordingly:

(See Page 2)

Except as provided herein, all terms and conditions of the document referenced in item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.

________________________________________________________________________________

15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                                   Bernard J. Pagliaro

________________________________________________________________________________

15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED

                                                                  /s/ Bernard J. Pagliaro
________________________________________                      BY ________________________________________        NOV 08 1991
(Signature of person authorized to sign)                          (Signature of Contracting Officer)

________________________________________________________________________________
NSN 7540-01-152-8070               30-105         STANDARD FORM 30 (REV 10.83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

Contract NAS5-31350
Modification No.2
Page 2 of 2



1. Revise Clause I.11--LIMITATION OF FUNDS (Fixed Price Contract) as follows:

Paragraph (a) - Increase the total funds allotted to this contract by $13,000,000 from $9,000,000 to $22,000,000.

Paragraph (c) - Change the period of allotment to extend from the effective date of the contract through November 15, 1992.

2. Revise Clause G.1--ACCOUNTING AND APPROPRIATION DATA--by adding the following:

PCN              JON                APPN            OC        BLI    AMT
---              ---                ----            --        ---    ---
970-97979A(1C)   970-438-01-00-01   802/30108(92)   97-2511   A701   $13,000,000


                             "End of Modification"

____________________________________________________________________________________________________________________________________

                                                                                               1. CONTRACT ID CODE     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                       1       3

____________________________________________________________________________________________________________________________________

2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
        Three (3)                       APR 16 1992                         N/A

____________________________________________________________________________________________________________________________________

6. ISSUED BY                    CODE         289              7. ADMINISTERED BY (If other than item 6)       CODE
                                     _________________                                                             _________________

National Aeronautics and Space Administration
Goddard Space Flight Center
Greenbelt Road
Greenbelt, MD 20771

____________________________________________________________________________________________________________________________________

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.

     Orbital Sciences Corporation                                                                  _________________________________
     Space Systems Division                                                                        9B. DATED (SEE ITEM 11)
     14119-A Sullyfield Circle                                                                 _____________________________________
     P.O. Box 10840                                                                                10A. MODIFICATION OF CONTRACT/
     Chantilly, Virginia 22022                                                                          ORDER NO.
                                                                                                        NAS5-31350
                                                                                                   X_______________________________
_______________________________________________________________________________________________    10B. DATED (SEE ITEM 13)
CODE                                 FACILITY CODE                                                             3-29-91

________________________________________________________________________________

           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

________________________________________________________________________________

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
________________________________________________________________________________

12. ACCOUNTING AND APPROPRIATION DATA (If required)
                                                      B/NC: 254   N/A    PPC: KX

________________________________________________________________________________

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
________________________________________________________________________________

(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
________________________________________________________________________________

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
       FAR 43.103(b).
________________________________________________________________________________

    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X      Clause 52.243-1 CHANGES--FIXED PRICE
________________________________________________________________________________

    D. OTHER (Specify type of modification and authority)
________________________________________________________________________________

    E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 4 copies to the issuing office.
________________________________________________________________________________

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

This Supplemental Agreement modifies Attachment B, Performance Specification of the subject contract to (1) reflect changes to the saturation radiances, input radiances, and signal-to-noise ratios, and (2) modify the Gains Specifications.

Accordingly:

(See Page 2)

Except as provided herein, all terms and conditions of the document referenced in item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.

________________________________________________________________________________

15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
       Michael R. Long                                                          Bradley J. Poston
       Manager, Contracts and Subcontracts

________________________________________________________________________________

15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED
                                             09 APR 92
/s/ Michael R. Long                                              /s/ Bradley J. Poston
________________________________________                      BY ________________________________________        APR 16 1992
(Signature of person authorized to sign)                         (Signature of Contracting Officer)

________________________________________________________________________________
NSN 7540-01-152-8070                              STANDARD FORM 30 (REV 10.83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

Contract NAS5-31350
Modification No. 3
Page 2


1.   Revise Attachment B, Performance Specification, as follows:

     a) Section 2.1, General Overview, Page 3, Table 1, "Ocean Color Data Bands, SNR, and Radiance Levels" is changed to reflect the following new saturation radiances, input radiances, and signal-to-noise ratios;

                               CHANGES TO TABLE 1

                Band Edge     Saturation      Input
     Band      Wavelengths     Radiance      Radiance       SNR
     ----      -----------    ----------     --------       ---

       4       500 - 520         9.08          5.64         640
       5       545 - 565         7.44          4.57         596
       6       660 - 680         4.20          2.46         442

     The cloud radiances for these three bands remains unchanged.

     The Band 7 notch is deleted (see note #3 in the Table). Band 7 will thus not be notched (blocked) between 759 - 770 nm.


     b)   Section 2.2.11, Gains Specifications, Page 6, is revised as follows:

          Delete the following sentences:

            "The nominal G values for the gain settings n=2, 3, and 4 shall be 1.0, 1.5, and 2.0 for all channels. The value of G for n=1 must be determined based upon the characteristics of onboard solar and/or lunar capabilities, and specified by channel, to avoid saturation."

          Insert the following sentences and table in place of the above deleted sentence:

            "The nominal G values for the gain settings n=1, 2, 3, and 4 shall be based on the values in Table 2. These G values include those required for onboard solar and lunar capabilities."

Contract NAS5-31350
Modification No. 3
Page 3



         Table 2. Nominal G Values for Gain Settings n=1,2,3, and 4
         ----------------------------------------------------------

         Band          G,n=1      G,n=2      G,n=3      G,n=4
          1              1          2         1.7        1.3
          2              1          2         1.7        1.3
          3              1          2         1.25       1.7
          4              1          2         1.7        1.25
          5              1          2         0.77       1.6
          6              1          2         0.46       0.7
          7              1          2         0.32       0.61
          8              1          2         0.26       0.55




2. It is understood that the above changes are made without effect upon the fixed price, schedule, or any other term or condition, of this contract.




                    "End of Modification"

____________________________________________________________________________________________________________________________________
                                                                                               1. CONTRACT ID CODE     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                       1       3
____________________________________________________________________________________________________________________________________
2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
          Four (4)                      JUL 07 1992
____________________________________________________________________________________________________________________________________
6. ISSUED BY                    CODE         289              7. ADMINISTERED BY (If other than item 6)       CODE
                                     _________________                                                             _________________

     National Aeronautics and Space Administration
     Goddard Space Flight Center
     Greenbelt Road
     Greenbelt, MD 20771
____________________________________________________________________________________________________________________________________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.

     Orbital Sciences Corporation                                                                  _________________________________
     Space Systems Division                                                                        9B. DATED (SEE ITEM 11)
     14119-A Sullyfield Circle                                                                 _____________________________________
     P.O. Box 10840                                                                                10A. MODIFICATION OF CONTRACT/
     Chantilly, Virginia 22022                                                                          ORDER NO.
                                                                                                        NAS5-31350
                                                                                               X   _________________________________
_______________________________________________________________________________________________    10B. DATED (SEE ITEM 13)
CODE                                 FACILITY CODE                                                             3-29-91

________________________________________________________________________________
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
________________________________________________________________________________
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

--------------------------------------------------------------------------------

12. ACCOUNTING AND APPROPRIATION DATA (If required)
                                          N/A      B/NC: 253   PPC: KX
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
                  CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

--------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

--------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
      FAR 43.103(b).
--------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X      Basic Contract Authority

--------------------------------------------------------------------------------

    D. OTHER (Specify type of modification and authority)

--------------------------------------------------------------------------------

    E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

This Supplemental Agreement modifies Clause B.3 Firm Fixed Price, to reflect painting of the SeaStar spacecraft solar array panels by the Government.

Accordingly:

(See Page 2)

Except as provided herein, all terms and conditions of the document referenced in item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.

--------------------------------------------------------------------------------

15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
               Michael R. Long                                                     Bradley J.  Poston
       Manager, Contracts and Subcontracts

--------------------------------------------------------------------------------

15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED
                                             06 JUL 92
  /s/ Michael R. Long                                            /s/ Bradley J. Poston
                                                              BY                                                 JUL 07 1992
----------------------------------------                         ----------------------------------------
(Signature of person authorized to sign)                         (Signature of Contracting Officer)

--------------------------------------------------------------------------------
NSN 7540-01-152-8070                              STANDARD FORM 30 (REV 10.83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

Contract NAS5-31350
Modification No. 4
Page 2 of 3


1. The Government shall apply the thermal white coating to the SeaStar solar array panels in accordance with the appropriate drawings. Orbital Science Corporation shall provide the thermal white coating as required at time of panel delivery to Goddard Space Flight Center and provide the appropriate drawings per the following table:

                                   SUBSTRATE                PAINT & MASK                       NEED DATE/
ITEM         PANEL NAME            DRAWING NO.              DRAWING NO.         QTY.           (PRIORITY)
----         ----------            -----------              -------------       ----           ----------

1            Solor Array           E20025                   E30011              5              4 by 7/30/92 (High)
             Panel (Long)                                                                      1 by 8/21/92 (Low)

2            Side Solar            E20030                   E30030              3              2 by 7/30/92 (High)
             Array Panel                                                                       1 by 8/21/92 (Low)

3            Extension             E20028                   E30028              5              4 by 7/30/92 (Med)
             Solar Array                                                                       1 by 8/21/92 (Low)
             Panel

The following Clause B.3--Firm Fixed Price--is modified to reflect a cost savings to the Government in the amount of $6,000:

          THE TOTAL FIRM FIXED PRICE OF THIS CONTRACT IS REDUCED FROM $43,520,000 BY $6,000 TO $43,514,000.

Orbital Science Corporation is not relieved of any responsibility to comply with the Deliverable Requirements, the Statement of Work, the Performance Specifications, and the SeaStar Ocean Color Data System Description of the contract as a result of the Government performing the work cited above. It is understood that the above change is made without effect upon schedule or any other term or condition of this contract.

Contract NAS5-31350
Modification No. 4
Page 3 of 3

2.  Clause B.4--Payment Schedule--is revised as follows:


                          APPROX.       AMOUNT          ACCUM.            CONTRACT
MILESTONE                 DATE          $(M)            $(M)      FY      MONTH
---------                --------       ------         -------    --     --------
Complete Spacecraft ETU
  Integration and Test   1 Nov 92       $4.994         $26.994     93     20
Complete Spacecraft
  Integration            1 Jan 93       $6.0           $32.994     93     22
Complete Spacecraft
  System Testing         1 Apr 93       $0.57          $33.564     93     25
Pre-Ship Review          1 Jul 93       $3.0           $36.564     93     28
Release of Spacecraft
  from Carrier Aircraft  1 Aug 93       $0.5           $37.064     93     29
*Launch Success          1 Aug 93       $0.5           $37.564     93     29
Initial Data
  Certification          1 Dec 93       $3.0           $40.564     94     33

____________________________________________________________________________________________________________________________________
                                                                                               1. CONTRACT ID CODE     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                       1       2
____________________________________________________________________________________________________________________________________
2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
         Five (5)                       DEC 16 1992              Block 14
____________________________________________________________________________________________________________________________________
6. ISSUED BY                    CODE         289              7. ADMINISTERED BY (If other than item 6)       CODE
                                     _________________                                                             _________________

National Aeronautics and Space Administration
Goddard Space Flight Center
Greenbelt, MD 20771
____________________________________________________________________________________________________________________________________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.

     Orbital Sciences Corporation                                                                  _________________________________
     Space Systems Division                                                                        9B. DATED (SEE ITEM 11)
     14119-A Sullyfield Circle                                                                 _____________________________________
     P.O. Box 10840                                                                                10A. MODIFICATION OF CONTRACT/
     Chantilly, VA 22022                                                                                ORDER NO.
                                                                                                        NAS5-31350
                                                                                                   _________________________________
_______________________________________________________________________________________________  X 10B. DATED (SEE ITEM 13)
CODE                                 FACILITY CODE                                                             3-29-91

________________________________________________________________________________

           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

________________________________________________________________________________

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

________________________________________________________________________________

12. ACCOUNTING AND APPROPRIATION DATA (If required)
                                                       See Block 14

________________________________________________________________________________
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
________________________________________________________________________________
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.
________________________________________________________________________________
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
       FAR 43.103(b).
________________________________________________________________________________
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
________________________________________________________________________________
    D. OTHER (Specify type of modification and authority)
 X This is a unilateral modification pursuant to the Limitation of Funds (Fixed Price Contract) -- Clause I.11
________________________________________________________________________________
    E. IMPORTANT: Contractor [XX] is not, [ ] is required to sign this document and return _____ copies to the issuing office.
________________________________________________________________________________
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an additional allotment of funds for continued performance of this contract.

Accordingly:

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
________________________________________________________________________________

15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                                    William A. Hatchl

________________________________________________________________________________

15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED

                                                                 /s/ WILLIAM A. HATCHL
________________________________________                      BY ________________________________________        DEC 16 1992
(Signature of person authorized to sign)                         (Signature of Contracting Officer)

________________________________________________________________________________
ISN 7540-01-152-8070                              STANDARD FORM 30 (REV 10.83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

Contract NAS5-31350
Modification No. 5
Page 2



1. Clause G.1--Accounting and Appropriation Data revise to include the following:

PCN: 970-48232A(1C)
JON: 970-438-01-00-01
APP: 803/40108(93)
 OC: 97-2511
BLI: A702
AMT: $11,000,000


2. Clause I.11--Limitation of Funds (Fixed Price Contract) revise as follows:

Paragraph (a) - Increase the total funds to this contract by $11,000,000 FROM $22,000,000 TO $33,000,000.

Paragraph (c) - Change the period of allotment to extend from the effective date of the contract through January 1, 1993.

____________________________________________________________________________________________________________________________________
                                                                                               1. CONTRACT ID CODE     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                       1       2
____________________________________________________________________________________________________________________________________
2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
          (6)                            Jun 08 1993                    See Block 12
____________________________________________________________________________________________________________________________________
6. ISSUED BY                    CODE         289              7. ADMINISTERED BY (If other than Item 6)       CODE
                                     _________________                                                             _________________

National Aeronautics & Space Admin
Goddard Space Flight Center
Greenbelt Road
Greenbelt, MD 20771
____________________________________________________________________________________________________________________________________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.

   Orbital Sciences Corporation                                                                    _________________________________
   Space Systems Division                                                                          9B. DATED (See Item 11)
   21700 Atlantic Boulevard                                                                        _________________________________
   Dulles, VA 20166                                                                                10A. MODIFICATION OF CONTRACT/
                                                                                                   ORDER NO. NAS5-31350
                                                                                                   _________________________________
_______________________________________________________________________________________________  X 10B. DATED (See Item 13)
CODE                                 FACILITY CODE                                                             3-29-91

__________________________________________________________________________________
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
__________________________________________________________________________________

[ ] The above number solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
__________________________________________________________________________________
12. ACCOUNTING AND APPROPRIATION DATA (If required)
     NC: 253, PCN: 970-48279A(1C), JON: 970-438-01-00-01,
     C: 97-2511, BLI: A702, AMT: $3,866,553, PPC: KX
__________________________________________________________________________________
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
    CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
__________________________________________________________________________________
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.
__________________________________________________________________________________
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (such as changes in paying office, appropriation date, etc.) SET
       FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
__________________________________________________________________________________
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

__________________________________________________________________________________
     D. OTHER (Specify type of modification and authority)
        This is an unilateral modification entered into pursuant to the
        Limitation of Funds Clause (52.232.22)
__________________________________________________________________________________
IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.
__________________________________________________________________________________

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification provides an additional allotment of funds for continued performance under this contract.

Accordingly:

Except as provided herein, all terms and conditions of the document referenced in item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.

______________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                                Contracting Officer

_______________________________________________________________________________________________________________________________
15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED


                                                            BY        [SIGNATURE]
________________________________________                         ________________________________________        JUN 08 1993
(Signature of person authorized to sign)                         (Signature of Contracting Officer)
_______________________________________________________________________________________________________________________________

NSN 7540-01-152-8070               30-105         STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48CFR) 53.243

Contract NAS5-31350
Modification No. 6
Page 2



1. Clause G.1--Accounting and Appropriation Data revise to include the following:

PCN: 970-48279A(1C)
JON: 970-438-01-00-01
APP: 803/40108(93)
 OC: 97-2511
BLI: A702
AMT: $3,866,553


2. Clause I.11--Limitation of Funds (Fixed Price Contract) revise as follows:

Paragraph (a) - Increase the total funds to this contract by $3,866,553 from $33,000,000 to $36,866,533.

Paragraph (c) - Change the period of allotment to extend from the effective date of the contract through August 15, 1993.

____________________________________________________________________________________________________________________________________

                                                                                               1. CONTRACT ID CODE     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                       1       2

____________________________________________________________________________________________________________________________________

2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
          Seven (7)                      Aug. 20 1993                   See Block 14

____________________________________________________________________________________________________________________________________

6. ISSUED BY                    CODE         289              7. ADMINISTERED BY (If other than item 6)       CODE
                                     _________________                                                             _________________


National Aeronautics and Space Administration
Goddard Space Flight Center
Greenbelt Road
Greenbelt, MD 20771

____________________________________________________________________________________________________________________________________

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.

     Orbital Sciences Corporation                                                                  _________________________________
     Space Systems Division                                                                        9B. DATED (SEE ITEM 11)
     21700 Atlantic Boulevard                                                                  _____________________________________
     Dulles, VA 20166                                                                              10A. MODIFICATION OF CONTRACT/
                                                                                                        ORDER NO. NAS5-31350
                                                                                                   _________________________________
_______________________________________________________________________________________________  X 10B. DATED (SEE ITEM 13)
CODE                                 FACILITY CODE                                                             3-29-91

________________________________________________________________________________

           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

________________________________________________________________________________

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
________________________________________________________________________________
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    BNC:253                        See Block 14                       PPC: KX
________________________________________________________________________________
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
________________________________________________________________________________
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
________________________________________________________________________________
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
       FAR 43.103(b).
________________________________________________________________________________
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
________________________________________________________________________________
    D. OTHER (Specify type of modification and authority)
       This unilateral modification is entered into pursuant to the Limitation
X      of Funds Clause (52.232.22)
________________________________________________________________________________
    E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.
________________________________________________________________________________
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an additional allotment of funds for continued performance under this contract.

Accordingly:


Except as provided herein, all terms and conditions of the document referenced in item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
________________________________________________________________________________

15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                   William A. Hatchl

________________________________________________________________________________

15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED

                                                                 /s/ William A. Hatchl
________________________________________                      BY ________________________________________        AUG 20 1993
(Signature of person authorized to sign)                         (Signature of Contracting Officer)

________________________________________________________________________________
NSN 7540-01-152-8070             30-105           STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48CFR) 53.243

Contract NAS5-31350
Modification No. 7
Page 2

1. Clause G.1--ACCOUNTING AND APPROPRIATION DATA is revised to include the following:

PCN: 970-48300A(1C)
JON: 970-438-01-00-01
APP: 803/40108(93)
 OC: 97-2511
BLI: A703
AMT: $670,000

2. Clause I.11-LIMITATION OF FUNDS (FIXED PRICE CONTRACT) revise as follows:

Paragraph (a) - Increase the total funds to this contract by $670,000 from $36,866,533 to $37,536,533.

Paragraph (c) - change the period of allotment to extend from the effective date of the contract through September 30, 1993.

____________________________________________________________________________________________________________________________________
                                                                                               1. CONTRACT ID CODE     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                       1       4
____________________________________________________________________________________________________________________________________

2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
        Eight (8)                       Aug. 05 1993
____________________________________________________________________________________________________________________________________
6. ISSUED BY                    CODE                          7. ADMINISTERED BY (If other than Item 6)       CODE
                                     _________________                                                             _________________

   NASA/Goddard Space Flight Center
   Earth Sciences Procurement Office
   Greenbelt Road
   Greenbelt MD 20771
____________________________________________________________________________________________________________________________________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.

   Orbital Sciences Corporation                                                                    _________________________________
   14119-A Sullyfield Circle                                                                       9B. DATED (See Item 11)
   P.O. Box 10840                                                                                  _________________________________
   Chantilly, Virginia 22022                                                                       10A. MODIFICATION OF CONTRACT/
                                                                                                        ORDER NO.
                                                                                                        NAS5-31350
   Attn: Michael R. Long                                                                           _________________________________
_______________________________________________________________________________________________  X 10B. DATED (See Item 13)
CODE                                 FACILITY CODE                                                       July 7, 1992
____________________________________________________________________________________________________________________________________
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
____________________________________________________________________________________________________________________________________
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
____________________________________________________________________________________________________________________________________
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    Not Applicable
____________________________________________________________________________________________________________________________________
13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
____________________________________________________________________________________________________________________________________
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT/ORDER NO. IN ITEM 10A. FAR 52.243-1--Changes--Fixed Price
____________________________________________________________________________________________________________________________________
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
____________________________________________________________________________________________________________________________________
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

____________________________________________________________________________________________________________________________________
    D. OTHER (Specify type of modification and authority)

____________________________________________________________________________________________________________________________________
    E.  IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 3 copies to the issuing office.
____________________________________________________________________________________________________________________________________
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
    See page 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
____________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                 R.E. Palladino                                                     William A. Hatchl
       Director, Contracts and Procurement                                         Contracting Officer
____________________________________________________________________________________________________________________________________
15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED

/S/ R.E. Palladino                          8/24/93         BY  /s/ William A. Hatchl
________________________________________                         ________________________________________
(Signature of person authorized to sign)                          (Signature of Contracting Officer)
____________________________________________________________________________________________________________________________________

NSN 7540-01-152-8070             30-105           STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48CFR) 53.243

SF30 (cont'd) Contract NAS5-31350                        Modification Eight (8)



The purpose of this modification is to make changes to the current contract pursuant to the Changes clause (52.243-1--Changes-Fixed Price).

Therefore:

1) Clause B.4--Payment Schedule is revised as follows:

                             Approx.          Amt      Accum.          Contract
Milestone                     Date            $(M)     $(M)    FY        Month
---------                    ------           ----     ------  --      --------

Evidence of binding
  Financial commitment        4/1/91          $9.0     $9.0    91           1
Preliminary Design
  Review                     12/1/91          $6.0     $15.0   92           9
Award Rocket Motors          12/1/91          $6.0     $21.0   92           9
Critical Design Review        3/1/92          $1.0     $22.0   92          12
Complete Spacecraft ETU
  Integration and Test          1/93          $5.0     $27.0   93          20
Instrument pre-ship
  and review                   08/93          $3.0     $30.0   93          29
Instrument deliv.              12/93          $3.0     $33.0   94          33
Spacecraft integration         01/94          $2.0     $35.0   94          34
System Test                    04/94          $1.10    $36.1   94          37
Spacecraft pre-ship            05/94          $1.0     $37.1   94          38
Release of instrument
  from spacecraft              06/94          $0.75    $37.85  94          39
*Launch success                07/94          $0.75    $38.6   94          40
Data Acceptance                10/94          $3.0     $41.6   95          43
Monthly data                   11/94 - 10/99  $ .032   $43.52  95-99       44

2) Clause F.1--Delivery Schedule. Items 1 and 2 "Schedule" is revised as follows:

To begin no later than 43 months after effective date of contract and continue thereafter in accordance with the SOW.

3) Clause I.7--Progress Payments (a) is revised as follows:

a. Progress payments, for the deliverable requirements described in Clause B.2, shall be made to the Contractor in accordance with the following schedule:

                             Approx.          Amt      Accum.          Contract
Milestone                     Date            $(M)     $(M)    FY        Month
---------                    ------           ----     ------  --      --------

Evidence of binding
  Financial commitment        4/1/91          $9.0     $9.0    91           1
Preliminary Design
  Review                     12/1/91          $6.0     $15.0   92           9

SF30 (cont'd) Contract NAS5-31350                        Modification Eight (8)




                             Approx.          Amt      Accum.          Contract
Milestone                     Date            $(M)     $(M)    FY        Month
---------                    ------           ----     ------  --      --------

Award Rocket Motors          12/1/91          $6.0     $21.0   92           9
Critical Design Review        3/1/92          $1.0     $22.0   92          12
Complete Spacecraft ETU
  Integration and Test          1/93          $5.0     $27.0   93          20
Instrument pre-ship
  and review                   08/93          $3.0     $30.0   93          29
Instrument deliv.              12/93          $3.0     $33.0   94          33
Spacecraft integration         01/94          $2.0     $35.0   94          34
System Test                    04/94          $1.10    $36.1   94          37
Spacecraft pre-ship            05/94          $1.0     $37.1   94          38
Release of instrument
  from spacecraft              06/94          $0.75    $37.85  94          39
*Launch success                07/94          $0.75    $38.6   94          40
Data Acceptance                10/94          $3.0     $41.6   95          43
Monthly data                   11/94 - 10/99  $ .032   $43.52  95-99       44


4) Clause J.1--Attachment B, Section 5.0--Performance Specifications are added as follows:

"The following modifications to the SEAWiFs instrument to reduce the effects of stray light and Bright Target Recovery to acceptable levels shall be implemented as follows:

1. The polarization scrambler shall be reworked or replaced in order to reduce along-track ghost effects. This effort shall consist of tilting the scrambler front surface to attempt to move along-track ghost images into alignment with the primary image. Replacement of the scrambler with a plane mirror (thus increasing polarization sensitivity) would be acceptable if the scrambler modification proves not to be feasible.

2. Internal BG26 and BG39 filters shall be tilted with a goal of reducing along scan ghost effects to less than 0.2% of bright target radiance at 5 pixels from the edge of bright targets.

3. Electronic bright target recovery effects shall be reduced by modification of the A/D convertor offset circuits.

4. Instrument radiometric response functions shall be modified with a goal of resolving bright target radiance in all spectral bands for all science gains using a bilinear response approach. This reduces the sensitivity of one detector channel of each spectral band, in order to aid ground processing reduction of remaining stray light effects. Three detectors for each band shall have a saturation radiance defined by the maximum science radiance defined by the maximum science radiance column of Table 1 below. The remaining detector shall have a saturation radiance defined by the maximum cloud radiance column of Table 1. Science gains 2, 3, and 4 shall be adjustable by the target ratios specified in Table 1 (adjustments to conform with available resistors are acceptable). The cloud channel gain shall be constant with gain choice. Table 1 below provides

SF30 (cont'd) Contract NAS5-31350                       Modification Eight (8)

changes to Table 1. Attachment B of Section J, Part 2.1: and Tables 1 and 2 of Modification Three to this contract.

          Maximum Science  Maximum Cloud
             Radiance         Radiance
Spectral  [mW/cm(2) sr     [mW/cm(2) sr     Science  Science  Science  Science
Band           ****           ****          Gain 1   Gain 2   Gain 3   Gain 4
--------  --------------   --------------  -------  -------  -------  -------
1                  10.84            60.02        1        2     1.30     1.70
2                  10.46            66.24        1        2     1.30     1.70
3                   8.19            68.17        1        2     0.90     1.70
4                   7.05            65.62        1        2     0.79     1.70
5                   5.74            65.16        1        2     0.72     1.60
6                   3.21            53.78        1        2     0.38     0.66
7                   2.29            42.95        1        2     0.32     0.58
8                   1.62            34.05        1        2     0.26     0.50

5. The Instrument transient response to bright targets shall be characterized by performing the following measurements, at a minimum:

a. measurement of the response of the instrument at two overdrive levels with three different slit widths, 1, 3, and 10 pixels (10 pixels tall in cross-track), for all 8 bands, 4:1 TDI, and

b. measurement of the response of the instrument to a one pixel wide slit, 3 pixels tall, at five along track positions, for one band, 4:1 TDI.

6. The IFOV at nadir and zero tilt specification in 2.2.1 of Performance Specifications shall be 1 + 0.21 kilometer.

In addition, the following shall be accomplished in order to screen GAC data for effects of bright targets which are not sampled in the GAC stream:

The Contractor will attempt to provide a one bit cloud mask based on a single channel and threshold value. This mask, but not the GAC science data, can be compressed without risk. Compression ratios of much greater than 100:1 should enable the mask to be inserted in the header without affecting the GAC data format structure. If the selection of the particular channel and count threshold cannot be commanded from the ground, GSFC will provide a recommendation for a fixed channel and threshold."

5) The Contractor hereby releases the Government from any and all liability under this contract for past, present, and future equitable adjustments attributable to such facts or circumstances giving rise to this change order.

All other terms and conditions of the contract remain unchanged as a result of this modification.

6) This bilateral change order constitutes a complete and final settlement and equitable adjustment at no cost to the subject contract.

____________________________________________________________________________________________________________________________________

                                                                                               1. CONTRACT ID CODE     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                       1       3

____________________________________________________________________________________________________________________________________

2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
          Nine (9)                             1993                     See Block 14

____________________________________________________________________________________________________________________________________

6. ISSUED BY                    CODE         289              7. ADMINISTERED BY (If other than Item 6)       CODE
                                     _________________                                                             _________________

National Aeronautics and Space Administration
Goddard Space Flight Center
Greenbelt, MD 20771

____________________________________________________________________________________________________________________________________

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.

     Orbital Sciences Corporation                                                                  _________________________________
     14119 Sullyfield Circle                                                                      9B. DATED (SEE ITEM 11)
     P.O. Box 10840                                                                             ____________________________________
     Chantilly, Virginia 22021                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                                       ORDER NO.
                                                                                                       NAS5-31350
                                                                                                   _________________________________
_______________________________________________________________________________________________  X 10B. DATED (SEE ITEM 13)
CODE                                 FACILITY CODE                                                             7/7/92

________________________________________________________________________________

           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

________________________________________________________________________________

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
________________________________________________________________________________

12. ACCOUNTING AND APPROPRIATION DATA (If required)
    BNC: 253        See Block 14        PPC: KX
________________________________________________________________________________

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
________________________________________________________________________________

(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.
________________________________________________________________________________

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
       FAR 43.103(b).
________________________________________________________________________________

    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X      Clause B.3, B.4, G.1, I.11 and Basic Contract
________________________________________________________________________________

    D. OTHER (Specify type of modification and authority)
X
________________________________________________________________________________

    E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 4 copies to the issuing office.
________________________________________________________________________________

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an additional allotment of funds for continued performance of this contract. This modification also contains a reduction in the firm fixed price of the contract and makes an administrative change to the contract.

Accordingly:



Except as provided herein, all terms and conditions of the document referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
________________________________________________________________________________

15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
               R.E. Palladino                                                        William A. Hatchl
     ----------------------------------------                                   ---------------------------
       Director of Contracts                                                        Contracting Officer

________________________________________________________________________________

15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED
                                              12/14/93
 /s/  R.E. PALLADINO                                             /s/  WILLIAM A. HATCHL
________________________________________                      BY ________________________________________        DEC 16, 1993
(Signature of person authorized to sign)                         (Signature of Contracting Officer)

________________________________________________________________________________
NSN 7540-01-152-8070               30-105         STANDARD FORM 30 (REV 10.83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

Contract NAS5-31350
Modification No. 9
Page 2


1. The Government shall perform the Solar Array Thermal Vac Set-up, Solar Array Thermal Vac Testing, and Verification Support for the Seastar spacecraft. Orbital Sciences Corporation shall provide the flight hardware and engineers to oversee and monitor the testing procedures. NASA/Goddard Space Flight Center also shall provide the testing facilities.

2. Clause B.3--Firm Fixed Price is modified to reflect a cost savings to the Government of $31,919 as follows:

The total firm fixed price of this contract is reduced by $31,919 from $43,514,000 to $43,482,081.

3.  Clause B.4--Payment Schedule is revised as follows:

             Approx.                                  Contract
Milestone     Date     Amt ($M)     Accum. ($m)   FY    Month
----------   ------    ---------    -----------   --  ---------
Instrument    12/93    $2.968081          $30.0   94         33
Delivery

4. Orbital Sciences Corporation is not relieved of any responsibility to comply with the Deliverable Requirements, the Statement of Work, the Performance Specifications, and the Seastar Ocean Color Data System Description of the contract as a result of the Government performing the work cited above. It is understood that the above change is made without effect upon the schedule or any other term or condition of this contract.

5. Modification Number 8, Clause B.4--Payment Schedule and Clause I.7--Progress Payments is revised as follows:

The title of the milestone "Release of Instrument from Spacecraft" is revised to read "Release of Spacecraft from Carrier Aircraft."

6. Clause G.1--Accounting and Appropriation Data is revised to include the following:

PCN: 970-90117A(1C)
JON: 970-438-01-00-01
APP: 803/40108(93)
 OC: 97-2511
BLI: A704
AMT: $33,447

Contract NAS5-31350
Modification No.9
Page 3


7. Clause I.11 -- limitation of funds (FIXED PRICE CONTRACT) is revised as follows:

Paragraph (a) - Increase the total funds to this contract by $33,447 from $37,536,553 to $37,570,000.

Paragraph (c) - change the period of allotment to extend from the effective date of the contract through December 15, 1993.

____________________________________________________________________________________________________________________________________

                                                                                               1. CONTRACT ID CODE     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                       1       2

____________________________________________________________________________________________________________________________________

2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
         Ten (10)                       Mar 14 1994              See Block 14

____________________________________________________________________________________________________________________________________

6. ISSUED BY                    CODE         289              7. ADMINISTERED BY (If other than Item 6)       CODE
                                     _________________                                                             _________________

NASA/Goddard Space Flight Center
Greenbelt Road
Greenbelt, MD 20771

____________________________________________________________________________________________________________________________________

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.

     Orbital Sciences Corporation                                                                  _________________________________
     21700 Atlantic Boulevard                                                                      9B. DATED (SEE ITEM 11)
     Dulles, VA 21066                                                                          _____________________________________
                                                                                                   10A. MODIFICATION OF CONTRACT/
                                                                                                        ORDER NO.
                                                                                                        NAS5-31350
                                                                                                   _________________________________
_______________________________________________________________________________________________  X 10B. DATED (SEE ITEM 13)
CODE                                 FACILITY CODE                                                             3-29-91

________________________________________________________________________________

           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

________________________________________________________________________________

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

________________________________________________________________________________

12. ACCOUNTING AND APPROPRIATION DATA (If required)
    BNC: 253        See Block 14        PPC: KX

________________________________________________________________________________

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

________________________________________________________________________________

(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

________________________________________________________________________________

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRA-TIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

________________________________________________________________________________

    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

________________________________________________________________________________

    D. OTHER (Specify type of modification and authority)
X      This unilateral modification is entered into pursuant to the
       Limitation of Funds Clause (52.232-22)
________________________________________________________________________________

    E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ____ copies to the issuing office.
________________________________________________________________________________

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an additional allotment of funds for continued performance of this contract.

Accordingly:


Except as provided herein, all terms and conditions of the document referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.

________________________________________________________________________________

15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                                    Stephen P. Cimino
     ________________________________________                                      Contracting Officer
                Contractor/Offeror

________________________________________________________________________________

15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED

                                                              BY /s/ Stephen P. Cimino                           MAR 14 1994
________________________________________                         ________________________________________
(Signature of person authorized to sign)                            (Signature of Contracting Officer)

________________________________________________________________________________

NSN 7540-01-152-8070            30-105             STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                          Prescribed by GSA
                                                   FAR (48CFR) 53.243

Contract NAS5-31350
Modification No. 10
Page 2

1. Clause G.1--Accounting and Appropriation Data is revised to include the following:

PCN: 970-90126A(1C)
JON: 970-438-01-00-01
APP: 804/50108(93)
 OC: 97-2511
BLI: A701
AMT: $1,030,000

2. Clause I.11-Limitation of Funds (FIXED PRICE CONTRACT) is revised as follows:

Paragraph (a) - Increase the total funds to this contract by $1,030,000 from $37,570,000 to $38,600,000.

Paragraph (c) - change the period of allotment to extend from the effective date of the contract through March 31, 1994.

                                                                                                    OMB Approval Number 2700-0042
____________________________________________________________________________________________________________________________________
                                                                                               1. CONTRACT ID CODE     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                       1       2
____________________________________________________________________________________________________________________________________
2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
        Eleven (11)                     SEP 22 1994              See Block 14
____________________________________________________________________________________________________________________________________
6. ISSUED BY                    CODE         289              7. ADMINISTERED BY (If other than Item 6)       CODE
                                     _________________                                                             _________________
   NASA/Goddard Space Flight Center
   Greenbelt Road
   Greenbelt, MD 20771
____________________________________________________________________________________________________________________________________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                               ___
     Orbital Sciences Corporation                                                                  _________________________________
     21700 Atlantic Boulevard                                                                      9B. DATED (SEE ITEM 11)
     Dulies, VA 21066                                                                          _____________________________________
                                                                                                   10A. MODIFICATION OF CONTRACT/
                                                                                                        ORDER NO. NAS5-31350
                                                                                                   _________________________________
_______________________________________________________________________________________________  X 10B. DATED (SEE ITEM 13)
CODE                                 FACILITY CODE                                                      March 29, 1991

________________________________________________________________________________
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
________________________________________________________________________________
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
________________________________________________________________________________
12. ACCOUNTING AND APPROPRIATION DATA  (If required)
    BNC: 253          See Block 14             PPC: KX
________________________________________________________________________________
13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
                  CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
________________________________________________________________________________
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.
________________________________________________________________________________
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
 X ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
       FAR 43.103(b).
________________________________________________________________________________
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
________________________________________________________________________________
 X  D. OTHER (Specify type of modification and authority)
       This unilateral modification is entered into pursuant to the Limitation of Funds clause of this contract. (52.232-22)
________________________________________________________________________________
    E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ____ copies to the issuing office.
________________________________________________________________________________
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an additional allotment of funds for continued performance of this contract. This modification also makes an administrative change to Clauses I.7 and I.11.

Accordingly:

Accept as provided herein, all terms and conditions of the document referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
________________________________________________________________________________

15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                                    Stephen P. Cimino
     ________________________________________                                      Contracting Officer
                Contractor/Offeror

________________________________________________________________________________

15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED

                                                                  /s/ Stephen P. Cimino
________________________________________                      BY ________________________________________        SEP 22 1994
(Signature of person authorized to sign)                          (Signature of Contractng Officer)

________________________________________________________________________________
NSN 7540-01-152-8070             30-105           STANDARD FORM 30 (REV 10.83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

Contract NAS5-31350
Modification No. 11
Page 2

1. Clause G.1--Accounting and Appropriation Data is revised to include the following:

PCN: 970-90217A(1C)
JON: 970-438-01-00-01
APP: 804/50108(94)
 OC: 97-2511
BLI: A702
AMT: $2,170,000

2. Clause I.7--Progress payments is revised as follows:

               APPROX.                                     CONTRACT
MILESTONE       DATE       AMT($M)    ACCUM.($M)    FY      MONTH
---------      -------     -------    ----------    --     --------
Instrument      12/93     $2.968081    $30.0        94        33
Delivery

3. Clause I.11--Limitation of Funds (FIXED PRICE CONTRACT) is revised as follows:

Paragraph (a) - Increase the total fund to this contract by $2,170,000 from $38,600,000 to $40,770,000.

The Schedule for Allotment of Funds - Change the allotment amounts as follows:

           Date                           Amounts
           ----                           -------
     November 15, 1992                  $15,564,000
     November 15, 1994                  $   568,081

Paragraph (c) - Change the period of allotment to extend from the effective date of the contract through September 30, 1995.

                   National Aeronautics and                               [LOGO]
                   Space Administration

                   GODDARD SPACE FLIGHT CENTER
                   Greenbelt, MD 20771

                                                              September 22, 1994
Reply to Attn of:

                   289

                   Orbital Sciences Corporation
                   21700 Atlantic Boulevard
                   Dulles, VA 21066

                   Subject: Contract NAS5-31350, Modification No. 11.

                   Enclosed is a fully executed copy of the subject document.

                   Please acknowledge receipt of enclosure on the duplication copy of this letter and return to the undersigned at Code 289.


                   Monica Montague
                   Contract Specialist



                   -------------------------------
                   Signature



                   -------------------------------
                   Date

                                                                                                       OMB Approval Number 2700-0042
____________________________________________________________________________________________________________________________________
                                                                                               1. CONTRACT ID CODE     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                       1       2
____________________________________________________________________________________________________________________________________
2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
          Twelve (12)                   Dec 5 1994               See Block 14
____________________________________________________________________________________________________________________________________
6. ISSUED BY                    CODE         289              7. ADMINISTERED BY (If other than Item 6)       CODE
                                     _________________                                                             _________________
   NASA/Goddard Space Flight Center
   Greenbelt Road
   Greenbelt, MD 20771
____________________________________________________________________________________________________________________________________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.

     Orbital Sciences Corporation                                                                  _________________________________
     21700 Atlantic Boulevard                                                                      9B. DATED (See Item 11)
     Dulles, VA 21066                                                                          _____________________________________
                                                                                                  10A. MODIFICATION OF CONTRACT/
                                                                                                       ORDER NO. NAS5-31350
                                                                                                   _________________________________
______________________________________________________________________________________________  X 10B. DATED (See Item 13)
CODE                                 FACILITY CODE                                                     March 29, 1991

________________________________________________________________________________
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
________________________________________________________________________________
[ ] The above number solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
________________________________________________________________________________
12. ACCOUNTING AND APPROPRIATION DATA (If required)
        BNC: 253        See Block 14          PPC: KX
________________________________________________________________________________
13. THIS ITEM APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
                  CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
________________________________________________________________________________
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.
________________________________________________________________________________
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
 X ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
       FAR 43.103(b).
________________________________________________________________________________
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
________________________________________________________________________________
    D. OTHER (Specify type of modification and authority)
 X This unilateral modification is entered into pursuant to the Limitation of Funds clause of this contract. (52.232-22)
________________________________________________________________________________
IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ____ copies to the issuing office.
________________________________________________________________________________
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an additional allotment of funds for continued performance of this contract.

Accordingly:

(See Page 2)

Accept as provided herein, all terms and conditions of the document referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
________________________________________________________________________________

15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                                    Stephen P. Cimino
     ________________________________________                                      Contracting Officer
               Contractor/Offender

________________________________________________________________________________

15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED

                                                              BY /s/ STEPHEN P. CIMINO
________________________________________                         ________________________________________       Dec 5 1994
(Signature of person authorized to sign)                         (Signature of Contracting Officer)

________________________________________________________________________________
NSN 7540-01-152-8070              30-105          STANDARD FORM 30 (REV 10.83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

Contract NAS5-31350
Modification No. 12
Page 2


1. Clause G.1--Accounting and Appropriation Data is revised to include the following:

PCN:  970-22524A(1C)                PCN:  970-22524B(1C)
JON:  970-438-01-00-01              JON:  970-463-11-01-01
APP:  804/50108(94)                 APP:  804/50108(94)
 OC:  97-2511                        OC:  97-2511
BLI:  A703                          BLI:  A702
AMT:  $644,400                      AMT:  $377,739

PCN:  970-22524A(1C)                PCN:  970-22524B(1C)
JON:  976-579-11-05-01              JON:  970-438-01-00-02
APP:  804/50108(94)                 APP:  804/50108(94)
 OC:  97-2511                        OC:  97-2511
BLI:  A701                          BLI:  A715
AMT:  $3,339                        AMT:  $2,000

TOTAL:  $1,027,478

2. Clause I.11--Limitation of Funds (FIXED PRICE CONTRACT) is revised as follows:

Paragraph (a) - Increase the total fund to this contract by $1,027,478 from $40,770,000 to $41,797,478.

Paragraph (c) - Change the period of allotment to extend from the effective date of the contract through December 31, 1995.

                   National Aeronautics and
                   Space Administration
                                                                        [LOGO]
                   GODDARD SPACE FLIGHT CENTER
                   Greenbelt, MD 20771
                                                              December 5, 1994

Reply to Attn of:

                   289

                   Orbital Sciences Corporation
                   21700 Atlantic Boulevard
                   Dulles, VA 21066

                   Subject: Contract NAS5-31350, Modification No. 12.

                   Enclosed is a fully executed copy of the subject document.

                   Please acknowledge receipt of enclosure on the duplication copy of this letter and return to the undersigned at Code 289.



                   Monica Montague
                   Contract Specialist




                   --------------------------
                   Signature



                   --------------------------
                   Date

                                                   OMB Approval Number 2700-0042

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                             1. CONTRACT ID CODE     PAGE OF PAGES
                                                                                                                         1       2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
        Thirteen (13)                   Jan. 19 1995             See Block 14
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                    CODE         289              7. ADMINISTERED BY (If other than Item 6)       CODE
                                     _________________                                                             _________________

    NASA/Gooddard Space Flight Center
    Greenbelt Road
    Greenbelt, MD 20771
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.

     Orbital Sciences Corporation                                                                  _________________________________
     21700 Atlantic Boulevard                                                                       9B. DATED (SEE ITEM 11)
     Dulles, VA 21066                                                                          _____________________________________
                                                                                                   10A. MODIFICATION OF CONTRACT/
                                                                                                        ORDER NO.
                                                                                                        NAS5-31350
                                                                                                   _________________________________
_______________________________________________________________________________________________  X 10B. DATED (SEE ITEM 13)
CODE                                 FACILITY CODE                                                      March 29, 1991
------------------------------------------------------------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or better, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
________________________________________________________________________________
12. ACCOUNTING AND APPROPRIATION DATA (If required)
       BNC: 253          See Block 14               PPC: KX
________________________________________________________________________________
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
                  CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
________________________________________________________________________________
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.
________________________________________________________________________________
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
       FAR 43.03(b).
________________________________________________________________________________
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
________________________________________________________________________________
    D. OTHER (Specify type of modification and authority)
 X This unilateral modification is entered into pursuant to the Limitation of Funds clause of this contract. (52.232-22)
________________________________________________________________________________
    E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ______ copies to the issuing office.
________________________________________________________________________________
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to provide an additional allotment of funds for continued performance of this contract.

Accordingly:

Except as provided herein, all terms and conditions of the document referenced in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.

------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                                    Stephen P. Cimino
                                                                                   Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED

                                                                 /s/ Stephen P. Cimino
________________________________________                      BY ________________________________________        Jan. 19, 1995
(Signature of person authorized to sign)                         (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                   30-105                                          STANDARD FORM 30 (REV 10.83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA
                                                                                                       FAR (48 CFR) 53.243

Contract NAS5-31350
Modification No. 13
Page 2


1. Clause G.1 -- Accounting and Appropriation Data is revised to include the following:

PCN:  970-22527B(1C)
JON:  970-438-01-00-01
APP:  804/50108(94)
 OC:  97-2550
BLI:  A701
AMT:  $38,359

2. Clause I.11 -- Limitation of Funds (FIXED PRICE CONTRACT) is revised as follows:

Paragraph (a) - Increase the total fund to this contract by $38,359 from $41,797,478 to $41,835,837.

National Aeronautics and
Space Administration

GODDARD SPACE FLIGHT CENTER
Greenbelt, MD 20771

                                                                     [NASA LOGO]
                                                                January 19, 1995

Reply to Attn of:  289

Orbital Sciences Corporation
21700 Atlantic Blvd.
Dulles, VA  21066

Subject:  Contract NAS5-31350, Modification No. 13


Enclosed is a fully executed copy of the subject document.

Please acknowledge receipt of enclosure on the duplication copy of this letter and return to the undersigned at Code 289.



/s/ MORION M. JONES FOR

Monica Montague
Contract Specialist


 [sig]
-------------------------------
Signature


  2/3/95
-------------------------------
Date

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               1. CONTRACT ID CODE     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                      1A       2
------------------------------------------------------------------------------------------------------------------------------------

2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
        14                              See Block 16             *
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                    CODE 219                      7. ADMINISTERED BY (If other than Item 6)       CODE
                                     -----------------                                                             -----------------

   National Aeronautics and Space Administration
   Goddard Space Flight Center
   Code 219, Bldg. 16
   Greenbelt, Maryland 20771
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.

   ORBITAL SCIENCES CORPORATION                                                                    ---------------------------------
   21700 Atlantic Boulevard                                                                        9B. DATED (SEE ITEM 11)
   Dulles, VA 21066                                                                                ---------------------------------
                                                                                                   10A. MODIFICATION OF CONTRACT/
                                                                                                 X      ORDER NO. NAS5-31350
                                                                                                   ---------------------------------
-----------------------------------------------------------------------------------------------    10B. DATED (SEE ITEM 13)
CODE                                 FACILITY CODE                                                       03/29/91
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    *
------------------------------------------------------------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDER, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT
       ORDER NO. IN ITEM 10A.
-----------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
    E.  IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return  _____ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
    *See next page.

Except as provided herein, all terms and conditions of the document referenced in item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                                     Lynne C. Hoppel
                                                                                   Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED


                                                              BY  /s/ LYNNE C. HOPPEL
----------------------------------------                         ----------------------------------------
(Signature of person authorized to sign)                          (Signature of Contracting Officer)            4/17/96
------------------------------------------------------------------------------------------------------------------------------------

NSN 7540-010152-8070             30-105           STANDARD FORM 30 (REV 10.83)
PREVIOUS EDITION UNUSABLE                         Prescribed by GSA
                                                  FAR (48 CFR) 53.243

NAS5-31350, Modification No. 14
Orbital Sciences Corp.
Page 1

The purpose of this modification is to A) change the Contracting Officer's Technical Representative; B) make administrative updates to the contract; and C) provide incremental funding. Therefore, the following changes are made:


14A. Article G2 entitled, "CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE" is deleted in its entirety to recognize a new representative.
Article G.2, same title, is replaced as follows:

          "ARTICLE G.2--CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE

          The Contracting Officer's Technical Representative (COTR) for the purposes of monitoring the coordinating the technical requirements of this contract is DR. MARY L. CLEAVE, CODE 970.2, TELEPHONE 301/286-1404.

          Specific duties and responsibilities of the COTR are those delegated in the COTR Delegation Letter, NASA Form 1634, for this contract.

                                 (End of Text)"

14B. Make the following administrative changes:

          14B.i. Block 5 of the Standard Form (SF) 26, "ISSUED BY," is deleted in its entirety and the following inserted in lieu thereof:

          NASA/Goddard Space Flight Center
          Earth Sciences Procurement Office, Code 219
          Greenbelt Road, Greenbelt, MD 20771


          14B.ii. Block 7 of the SF 26, "NAME AND ADDRESS OF CONTRACTOR," is modified to reflect a change in address for the Contractor as follows:

          Orbital Sciences Corporation
          21700 Atlantic Boulevard
          Dulles, VA 21066

NAS5-31350, Modification NO. 14
Orbital Sciences Corp.
Page 2

     14B.iii. Modify Block 12 of the SF 26 "PAYMENT WILL BE MADE BY," to reflect a different address as follows:

     NASA/Goddard Space Flight Center
     Financial Management Division
     Accounts Payable Section, Code 151.3A
     Greenbelt Road
     Greenbelt, MD 20771

     14.B.iv. Modify Article G.4 entitled, "INVOICES-SUBMISSION OF (GSFC 52.232.95)(OCT 1988)," to reflect a different address for submission of invoices as follows:

     NASA/Goddard Space Flight Center
     Financial Management Division
     Accounts Payable Section, Code 151.3A
     Greenbelt Road
     Greenbelt, MD 20771

14C. Article I.11 entitled, "LIMITATION OF FUNDS (FIXED PRICE CONTRACT)(18-52-232-77)(MARCH 1989)(DEVIATION)," is modified to increase the level of incremental funds from: $41,835,837.00; by: $1,100,000.00; to:
$42,935,837.00. It is contemplated that funds presently allotted to this contract will be applied to the work to be performed until July, 2001.

14D. Clause G.1 entitled, "ACCOUNTING AND APPROPRIATION DATA," is revised to include the following new data resulting from the incremental funding in 14C. above:

PCN: 970-22559(IC)
JON: 976-438-01-00-01
APP: 908/60110(95)
OC: 97-2550
BLI: A701
PPC: BX
B/NC: 259


(END OF MODIFICATION)

National Aeronautics and                                            [NASA LOGO]
Space Administration

GODDARD SPACE FLIGHT CENTER
Greenbelt, MD 20771

April 17, 1996

Reply to Attn of:  219

Orbital Sciences Corporation
21700 Atlantic Boulevard
Dulles, VA 21066

Subject: Contract NAS5-31350, Modification 14

Enclosed is a fully executed copy of the subject document.

Please acknowledge receipt of enclosure on the duplication copy of this letter and return to the undersigned at Code 219.


FOR /s/ MARION M. JONES

Lynne C. Hoppel
Contract Specialist



-------------------------------
Signature



-------------------------------
Date

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               1. CONTRACT ID CODE   PAGE OF PAGE(S)
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                       1       6
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
         Fifteen (15)                   See Block 16C            N/A
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                                                  7. ADMINISTERED BY (If other than item 6)
   National Aeronautics and Space Administration                 National Aeronautics and Space Administration
   Goddard Space Flight Center, Code 219                         Goddard Space Flight Center
   Greenbelt, MD 20771                                           Code 219/Lynne Hoppel    Phone 301-266-3035
                                                                 Greenbelt, MD 20771      Fax 301-266-1739/1775
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                               ---
     ORBITAL SCIENCES CORPORATION                                                                  ---------------------------------
     21700 Atlantic Boulevard                                                                       9B. DATED (SEE ITEM 11):
     Dulles, VA 21066                                                                          -------------------------------------
                                                                                                   10A. MODIFICATION OF CONTRACT/
                                                                                                        ORDER NO: NAS5-31350
                                                                                                   ---------------------------------
-----------------------------------------------------------------------------------------------  X 10B. DATED (SEE ITEM 13):
CODE:                                FACILITY CODE:                                                     March 29, 1991
------------------------------------------------------------------------------------------------------------------------------------
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA  (If required)
BN/C: 259     PPC: KX
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
                THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
 X  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
       AUTHORITY: CLAUSE I.1, FAR 52.243-1 ''CHANGES-FIXED PRICE'' (AUG 87)
--------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
       FAR 42.103(b).
--------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       The basic contract authority and mutual agreement of both parties
--------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
     E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ____ copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE PAGE TWO (2)

Except as provided herein, all terms and conditions of the document referenced in item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.

------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                                     Lynne C. Hoppel
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED

                                                              BY /s/ LYNNE C. HOPPEL
----------------------------------------                         ---------------------------------------          5/15/97
(Signature of person authorized to sign)                         (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------

NSN 7540-01-152-8070                              STANDARD FORM 30 (REV 10.83)

NASA/GODDARD SPACE FLIGHT CENTER
AND
ORBITAL SCIENCES CORPORATION
NAS5-31350, MODIFICATION NO. 15
PAGE 2
PPC: BX             B/NC: 259
STANDARD FORM 30, BLOCK 14 CONTINUED

The purpose of this modification is to unilaterally establish a delivery schedule for ocean color data under this contract in accordance with Federal Acquisition Regulation 52.243-1 entitled, "Changes--Fixed Price (August
1987)." Therefore, the following changes are made:

14A. Article B.4 entitled "PAYMENT SCHEDULE," as last revised, is deleted in its entirety and insert the following in lieu thereof:

      "ARTICLE B.4--PAYMENT SCHEDULE

      Payment shall be made to the Contractor in accordance with the following milestones:


                                                                     ACCUM.
      MILESTONE                   APPROX. DATE       AMOUNT          AMOUNT
      ---------                   ------------       ------          ------
      Evidence of Binding
      Financial Commitment          4/1/91         $9,000,000.
      Preliminary
      Design Review                 12/1/91        $6,000,000.     $15,000,000.
      Award Rocket Motors           12/1/91        $6,000,000.     $21,000,000.
      Critical Design Review        3/1/92         $1,000,000.     $22,000,000.
      Complete Spacecraft
      ETU Integration & Test        1/1/93         $4,994,000.     $26,994,000.
      Instrument Pre-Ship &
      Review                        8/1/93         $3,000,000.     $29,994,000.
      Instrument Delivery           12/1/93        $2,968,081.     $32,962,081.
      Spacecraft Integration        4/1/95         $2,000,000.     $34,962,081.
      System Test                   NLT 9/1/97     $1,100,000.     $36,062,081.
      Spacecraft Pre-Ship           NLT 10/1/97    $1,000,000.     $37,062,081.
      Release of Spacecraft
      from Carrier Aircraft         NLT 11/30/97   $  750,000.     $37,812,081.
      **Launch Success              NLT 12/30/97   $  750,000.     $38,562,081.
      Data Acceptance               NLT 3/29/98    $3,000,000.     $41,562,081.
      *Monthly Data            NLT 4/1/98-3/1/03   $   32,000.     $ 1,920,000.
                               -----------------   -----------     ------------
      TOTAL AMOUNT                                                 $43,482,081.
      NLT: No Later Than

      *To begin monthly data delivery NLT 4/1/98 for 60 consecutive months thereafter.
      **Launch success includes the spacecraft being placed in a proper orbit with a signal received from the instrument.

NASA/GODDARD SPACE FLIGHT CENTER
AND
ORBITAL SCIENCES CORPORATION
NAS5-31350, MODIFICATION NO. 15
PAGE 3
PPC:  BX          B/NC:  259
STANDARD FORM 30, BLOCK 14 CONTINUED

14A. Continued

     After the initial data certification, the Contractor shall be paid in monthly installments for delivery of the data. The monthly amount to be invoiced is $723,941.92, less a liquidated amount as defined in Article 1.7, paragraph d., for a total monthly payment of $32,000.00. These monthly payments will be made as long as the Contractor is providing data in compliance with the terms and condition of the contract, the SOW, and the Specifications.

                                 (END OF TEXT)"


14B. Article F.1 entitled "DELIVERY SCHEDULE," is modified to reflect the revised delivery schedule for ocean color data established under this modification. Item 5 of this Article is also clarified to indicate that the command list is for the instrument. Therefore, make the following deletions and insertions to Items 1 and 2 and clarification to Item 5:


     Item  Description                            Qty.               Schedule
     ----  ------------                           ----               --------

     DELETE:
     1     5 Yrs. of On-Board Recorded Data       2GB/Day      To Begin No Later Than
                                                               33 months after effective
                                                               date of contract & continue
                                                               thereafter in accordance w/
                                                               the SOW

     INSERT:
     1     5 Yrs. of On-Board Recorded Data       2GB/Day      To begin no later than
                                                               4/1/98 and continue IAW
                                                               other term & conditions
                                                               of this contract

     DELETE:
     2     5 Yrs. of Real Time Downlinked Data    continuous   To begin no later than
                                                               33 months after effective
                                                               date of contract & continue
                                                               thereafter in accordance w/
                                                               the SOW

NASA/GODDARD SPACE FLIGHT CENTER
AND
ORBITAL SCIENCES CORPORATION
NAS5-31350, MODIFICATION NO. 15
PAGE 4
PPC: BX             B/NC: 259
STANDARD FORM 30, BLOCK 14 CONTINUED


14B. Continued:

     Item   Description                                       Qty.                Schedule
     -----  -----------                                       ----                --------
     INSERT:
     2      5 Yrs. of Real Time Downlinked Data             continuous      To begin no later than
                                                                            4/1/98 and continue IAW
                                                                            other terms & conditions
                                                                            of this contract


     DELETE:
     5      Command List and Description
            Document:

            A.  Draft                                       5 copies        7 working days prior to CDR
            B.  Final                                       5 copies        60 Days prior to instrument
                                                                            calibration


     ADD:
     5      Instrument Command List and Description
            Document:

            A.  Draft                                       5 copies        7 working days prior to CDR
            B.  Final                                       5 copies        60 Days prior to instrument
                                                                            calibration



                                 (END OF TEXT)

NASA/GODDARD SPACE FLIGHT CENTER
AND
ORBITAL SCIENCES CORPORATION
NAS5-31350, MODIFICATION NO. 15
PAGE 5
PPC: BX             B/NC:259
STANDARD FORM 30, BLOCK 14 CONTINUED

14C. Article 1.7 entitled, "FAR 52-232-16 PROGRESS PAYMENTS (AUG
1987)(DEVIATION)," is revised to reflect the new ocean color data schedule and to correct an administrative oversight. This Article was not updated when Modification No. 0008 altered progress payments. Therefore, delete paragraphs "Milestones a." and "Liquidation d." in Article I.7 and insert the following in lieu thereof:

     1.7 FAR 52-232-16 PROGRESS PAYMENTS (AUG 1987)(DEVIATION),

     a.:

     MILESTONES

     a. Progress payments, for the deliverable requirements described in Clause B.2, shall be made to the Contractor in accordance with the following schedule:

                                                                                                            ACCUM.
     MILESTONE                                            APPROX. DATE               AMOUNT                 AMOUNT
     ---------                                            ------------               ------                 ------
     Evidence of Binding
      Financial Commitment                                4/1/91                   $9,000,000.
     Preliminary Design
      Review                                              12/1/91                  $6,000,000.           $15,000,000.
     Award Rocket Motors                                  12/1/91                  $6,000,000.           $21,000,000.
     Critical Design
     Review                                               3/1/92                   $1,000,000.           $22,000,000.
     Complete Spacecraft
      ETU Integration & Test                              1/1/93                   $4,994,000.           $26,994,000.
     Instrument Pre-Ship &
      Review                                              8/1/93                   $3,000,000.           $29,994,000.
     Instrument Delivery                                  12/1/93                  $2,968,081.           $32,962,081.
     Spacecraft Integration                               4/1/95                   $2,000,000.           $34,962,081.
     System Test                                          NLT 9/1/97               $1,100,000.           $36,062,081.
     Spacecraft Pre-Ship                                  NLT 10/1/97              $1,000,000.           $37,062,081.
     Release of Spacecraft
      from Carrier Aircraft                               NLT 11/30/97             $  750,000.           $37,812,081.
     **Launch Success                                     NLT 12/30/97             $  750,000.           $38,562,081.
     Data Acceptance                                      NLT 3/29/98              $3,000,000.           $41,562,081.
     *Monthly Data                                        NLT 4/1/98-3/1/03        $   32,000.           $ 1,920,000.
     ----------------------------------------------------------------------        -----------           ------------
     TOTAL AMOUNT                                                                                        $43,482,081.
     NLT: No Later Than

NASA/GODDARD SPACE FLIGHT CENTER
AND
ORBITAL SCIENCES CORPORATION
NAS5-31350, MODIFICATION NO.15
PAGE 6
PPC: BX            B/NC: 259
STANDARD FORM 30, BLOCK 14 CONTINUED

14C. CONTINUED:

     * To begin monthly data delivery NLT 4/1/98 for 60 consecutive months thereafter.

     **Launch success includes the spacecraft being placed in a proper orbit with a signal received from the instrument."

END OF CHANGES TO "MILESTONE a." OF 1.7.

DELETE 1.7 FAR 52-232-16 PROGRESS PAYMENTS (AUG 1987)(DEVIATION), LIQUIDATION d. IN ITS ENTIRETY AND INSERT THE FOLLOWING:

     "LIQUIDATION OF MONTHLY DATA PAYMENTS

     d. Beginning with the first month after the initial calibrated data has been accepted by the Government, all progress payments shall be liquidated in the following manner:


     Monthly:
     Invoiced Amount.................$ 723,941.92
     Less Liquidated Amount..........$-691,941.92
                                     ------------
     Amount Paid by Government.......$  32,000.00

     In the event of a launch failure or termination for convenience, all paid progress payments will be deemed liquidated."

END OF CHANGES TO "LIQUIDATION d." OF 1.7

14D. The firm fixed price of this contract shall not be increased or deemed to be increased by this Change Order. All other terms and conditions of this contract remain unchanged.



END OF MODIFICATION

____________________________________________________________________________________________________________________________________
                                                                                               1. CONTRACT ID CODE        PAGE(S)
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                        1 OF 2
____________________________________________________________________________________________________________________________________
2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
Sixteen (16)                            See Block 16C         See Page 2
____________________________________________________________________________________________________________________________________
6. ISSUED BY                                                  7. ADMINISTERED BY (If other than item 6)
   National Aeronautics and Space Administration              National Aeronautics and Space Administration
   Goddard Space Flight Center, Code 219                      Goddard Space Flight Center
   Greenbelt, MD 20771                                        Code 219/L. Hoppel    Phone 301-286-3035
                                                              Greenbelt, MD 20771   Fax 301-286-1739/1775
____________________________________________________________________________________________________________________________________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                    (x) 9A. AMENDMENT OF SOLICITATION NO.

   ORBITAL SCIENCES CORPORATION                                                                    _________________________________
   21700 Atlantic Boulevard                                                                        9B. DATED (SEE ITEM 11):
   Dulles, VA 21066                                                                            _____________________________________
                                                                                                X  10A. MODIFICATION OF CONTRACT/
                                                                                                        ORDER NO. NAS5-31350
                                                                                                   _________________________________
_______________________________________________________________________________________________    10B. DATED (SEE ITEM 13):
CODE:                                 FACILITY CODE:                                                    March 29, 1991

________________________________________________________________________________
           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
________________________________________________________________________________
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
________________________________________________________________________________

12. ACCOUNTING AND APPROPRIATION DATA (If required)
                                      BN/C: 259    PPC: KX    AMOUNT $596,244.00

________________________________________________________________________________
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
                  CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
________________________________________________________________________________
    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
       AUTHORITY:
________________________________________________________________________________
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
 X ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
       FAR 42.103(b).
________________________________________________________________________________
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       The basic contract authority and mutual agreement of both parties
________________________________________________________________________________
    D. OTHER (Specify type of modification and authority) 10 U.S.C. 2304
________________________________________________________________________________
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return three (3) copies to the issuing office.
____________________________________________________________________________
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE PAGE TWO (2)

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
________________________________________________________________________________

15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                              Lynne C. Hoppel

________________________________________________________________________________

15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED

                                                                 /s/ Lynne C. Hoppel
________________________________________                      BY ________________________________________          9/23/97
(Signature of person authorized to sign)                         (Signature of Contracting Officer)

________________________________________________________________________________
NSN 7540-01-152-8070                              STANDARD FORM 30 (REV 10.83)

Modification No. 16
NAS5-31350
Orbital Sciences Corporation                                         Page 2

SF 30, Block 14 Continued:

The purpose of this modification is to fully fund the contract, and to correct an error made in the total contract price. Therefore, the following changes are made:

14A. An error was made in the calculation of the contract value in Modification No. 4, dated 7/7/92. To correct this error, the following recapitulation of the contract value is as follows:

Basic Award:............................. $43,570,000.
Mod 4: ..................................      (6,000.)
                                          ------------
                                          $43,564,000.

Mod 8: ..................................     (31,919.)
                                          ------------
                                          $43,532,081.

14B. Article I.11 entitled, "Limitation of Funds (Fixed Price Contract 18-52-232-77(3/89) (Deviation)" is modified to increase the level of funding from $42,935,837.00; By: $596,244.00; To: $43,532,081.00. The contract is fully funded for contract performance through March 1, 2003.

14C. Clause G.1 entitled, "Accounting and Appropriation Data" is revised to include this final incremental funding action:

PCN:  970-13499A(1C)
JON:  976-438-01-00-01
APP:  807/80110(97)
 OC:  97-2590
BLI:  A701

(End of Modification)

____________________________________________________________________________________________________________________________________
                                                                                               1. CONTRACT ID CODE           PAGE(S)
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                           1 of 4
____________________________________________________________________________________________________________________________________

2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
   Seventeen (17)                       See Block 16C
____________________________________________________________________________________________________________________________________
6. ISSUED BY                                                  7. ADMINISTERED BY (If other than Item 6)

   National Aeronautics and Space Administration                 National Aeronautics and Space Administration
   Goddard Space Flight Center, Code 219                         Goddard Space Flight Center
   Greenbelt, MD 20771                                           Code 219/L. Hoppel   Phone 301-286-3035
                                                                 Greenbelt, MD 20771         Fax 301-286-1739/1775
___________________________________________________________________________________________________________________________________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                   (x) 9A. AMENDMENT OF SOLICITATION NO.

   ORBITAL SCIENCES CORPORATION                                                                   _________________________________
   21700 Atlantic Boulevard                                                                       9B. DATED (SEE ITEM 11):
   Dulles, VA 21066                                                                               _________________________________
                                                                                                X 10A. MODIFICATION OF CONTRACT/
                                                                                                       ORDER NO. NAS5-31350
                                                                                                  _________________________________
_______________________________________________________________________________________________   10B. DATED (SEE ITEM 13):
CODE:                                FACILITY CODE:                                                     March 29, 1991
___________________________________________________________________________________________________________________________________
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
___________________________________________________________________________________________________________________________________
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE
DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer  already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the  solicitation and this amendment, and is received prior to the opening hour and date specified.
___________________________________________________________________________________________________________________________________
12. ACCOUNTING AND APPROPRIATION DATA (If required)
BN/C:259   PPC:KX   AMOUNT:$0
___________________________________________________________________________________________________________________________________
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
___________________________________________________________________________________________________________________________________
   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
      NO. IN ITEM 10A. AUTHORITY:
___________________________________________________________________________________________________________________________________
   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 42.103(b).
___________________________________________________________________________________________________________________________________
   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
      The basic contract authority and mutual agreement of both parties
___________________________________________________________________________________________________________________________________
X  D. OTHER (Specify type of modification and authority) 10 U.S.C. 2304
___________________________________________________________________________________________________________________________________
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return three (3) copies to the issuing office.
___________________________________________________________________________________________________________________________________
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE PAGE TWO (2)

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                              Lynne C. Hoppel
___________________________________________________________________________________________________________________________________
15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED

   ________________________________________                   BY _____________________________________
   (Signature of person authorized to sign)                       (Signature of Contracting Officer)
___________________________________________________________________________________________________________________________________

NSN 7540-01-152-8070                              STANDARD FORM 30 (REV 10-83)

NASA GODDARD SPACE FLIGHT CENTER
AND
ORBITAL SCIENCES CORPORATION
NAS5-31350, MODIFICATION NO. 17
PAGE 2
PPC:  BX     B/NC: 259
STANDARD FORM 30, BLOCK 14. CONTINUED

The purpose of this modification is to A) revise Article H.7 entitled "Permits and Licenses"; B) incorporate indemnification provisions into this contract; and C) make correction to Article I.7 "Progress Payments." Therefore, the following changes are made:


14A. Article H.7 entitled "PERMITS AND LICENSES" is deleted in its entirety and replaced with the new Article A.7, same title, as follows:

     "ARTICLE H.7-PERMITS AND LICENSES

     By execution of this Contract, the Contractor assumed sole responsibilility for delivery of data according to the terms of the Contract. That responsibility included obtaining any necessary licenses and permits. After execution, the Government obtained the required license as outlined in the October 27, 1994, letter from the Deputy Associate Administrator of NTIA to Associate Administrator for Space Operations, NASA.

     Both parties recognize that the terms of the license require the Government to operate the Contractor's equipment transmitting on 2287.5 MHz in performance of this contract. Both parties recognize that any Government activities associated with operation of the transmitter shall not in any way excuse the Contractor from fully performing the requirements of the Contract, including delivery of all items as specified in the deliverable's clause, B.2 entitled "Deliverable Requirements," at times required by the delivery schedule clause, F.1 entitled "Delivery Schedule."

     The Contractor agrees to comply with all terms and conditions of the National Telecommunications and Information Administration (NTIA) Certification of Stage 4 Spectrum Support for the Contractor-owned SeaStar operation in the band 2200-2290 MHZ (S-Band downlink at 2287.5 MHZ). This October 27, 1994, certification letter is attached as Attachment 1 to this Modification No. 17 as part of this Article H.7, and made a part of this contract by this reference.

     Further, the Contractor shall obtain and keep effective, all other related permits, licenses and clearances that may be required for performance of this contract. Such permits, licenses, and clearances shall include, but not be limited to, those required by the Federal, State, or Local Government authorities, or subdivisions thereof, or any other duly constituted public authority, such as the Department of Transportation
     (DOT) for launch licenses, and the Federal Communication Commission (FCC) for frequency approvals. Further, the Contractor shall comply with all applicable laws, regulations, and ordinances in effect on the date of this contract. All costs and fees associated with obtaining licenses, permits, and clearances are included in the fixed price of this contract.


                                 (END OF TEXT)"

NASA GODDARD SPACE FLIGHT CENTER
AND
ORBITAL SCIENCES CORPORATION
NAS5-31350, MODIFICATION NO. 17
PAGE 3
PPC:  BX       B/NC: 259
STANDARD FORM 30, BLOCK 14. CONTINUED

14B. Add new Clause H.11 entitled "INDEMNIFICATION AND WAIVER" as follows:

     "ARTICLE H.11 INDEMNIFICATION AND WAIVER

     The Contractor has granted the Government the right to operate its equipment in performance of this contract. The Government will make best efforts to provide the S-band data down-linked at its ground receiving station to the Contractor. Notwithstanding any other provision of the contract, the Contractor shall indemnify and hold harmless the Government for any third party liability arising out of Contractor use of S-Band Data received from the Government, (including use by third parties that obtained data directly from the Contractor). The Contractor shall make no claim against the Government for delayed performance due to Government transmission of data via the S-band frequency.


                                 (END OF TEXT)"

14C. Article I.7 entitled, "FAR 52-232-16 PROGRESS PAYMENTS (AUG 1987) (DEVIATION)," was corrected in Modification No. 15. However, the last sentence at the end of "Liquidation d." of I.7 was inadvertently omitted. This modification revises the Article to provide the entire original text. Therefore, delete "Liquidation d." in Article I.7 and insert the following instead of it:

     "I.7 FAR 52-232-16 PROGRESS PAYMENTS (AUG 1987)(DEVIATION), LIQUIDATION d.:

     LIQUIDATION OF MONTHLY DATA PAYMENTS

     d. Beginning with the first month after the initial calibrated data has been accepted by the Government, all progress payments shall be liquidated in the following manner:

     Monthly:
     Invoiced Amount ..............................  $ 723,941.92.
     Less Liquidated Amount .......................  $-691,941.92
                                                     ------------
     Amount Paid by Government ....................  $  32,000.00


     In the event of a launch failure or termination for convenience, all paid progress payments will be deemed liquidated.

     Should the data services effort be discontinued for any reason and if the Government has not evoked its right under the default provision, all progress payments will be deemed liquidated"


END OF CHANGES TO "LIQUIDATION d." OF I.7.

NASA GODDARD SPACE FLIGHT CENTER
AND
ORBITAL SCIENCES CORPORATION
NAS5-31350, MODIFICATION NO. 17
PAGE 4
PPC: BX     B/NC: 259
STANDARD FORM 30, BLOCK 14. CONTINUED

14D. Section J.1 entitled, "LIST OF ATTACHMENTS" is modified to include the following new attachment:

Attachment  Description                         Date             No. of Pages
----------  -----------                         ----             ------------
    D       Letter from the Deputy Associate
            Administrator of NTIA to Associate
            Administrator for Space Operations,
            NASA                                October 27, 1994        2

(END OF MODIFICATION NO. 17)

                                [LOGO]   Doc. 29039/1-1.14.10/6.15
                                         Ref. 28728/1-1.14.10/6.15
                                         UNITED STATES DEPARTMENT OF COMMERCE
                                         National Telecommunications and
                                         Information Administration
                                         Washington, D.C. 20230

                                                               October 27, 1994

Mr. Charles T. Force
Associate Administrator
  for Space Operations
Code O
National Aeronautics
  and Space Administration
Washington, D.C. 20546

Dear Mr. Force:

     In my letter to you of March 1, 1994, I stated that after review of the Orbital Sciences Corporation (OSC) application of September 9, 1993 with NOAA and consultation with NASA, it was determined that the SeaStar Ocean Color Project was not a Government radiocommunications system. Therefore, the NTIA certification of spectrum support for this Project provided by me on December 9, 1993 (IRAC Doc. 28591/1) was canceled.

     In a letter to me of October 7, 1994 (see enclosure 1), Mr. David Struba of NASA has requested that NTIA certify spectrum support for SeaStar 2 GHz space-to-Earth transmissions. Mr. Struba's request was based on correspondence between NASA and OSC (see enclosure 2). Additionally, Mr. Struba has notified me that the SeaStar space-to-Earth operations in the 2200-2290 MHz band will operate on a non-interference basis to existing and future Government operations in the band.

     After review of the information supplied by NASA, the Office of Spectrum Management hereby certifies Stage 4 spectrum support for SeaStar operations in the band 2200-2290 MHz subject to the following:

     1. The frequency 2272.5 MHz shall be modified to 2287.5 MHz;

     2. The earth stations locations will be confined to Wallops Island, VA and Fairmont, WV (Fairmont will be limited to monitoring SeaStar-to-Wallops Island transmissions on 2287.5 MHz), the emission designator will be 4M00G1D, the satellite transmitter power will be limited to 5.5 W, and the operations will be in the Earth-exploration satellite and space research services;

     3. The satellite transmitter shall meet the line-of-sight power flux-density limits contained in Section 8.2.36 of the NTIA Manual (ITU RR2557);

     4. These operations must be conducted under Section 5.0.1 of the NTIA Manual because of non-conformance to transmitter unwanted emissions standards;



                                                         NASS-31350, Mod.17
                                                         Attachment D, Section J

5. Within the Space Systems Group (SSG), NASA will modify the ITU Appendix 3 and data for the system as necessary;

6. NASA will ensure that personnel are protected from radiation levels that exceed generally accepted exposure criteria:

7. OSC will not make commercial use of the 2 GHz data collected at their Fairmont, WV earth station;

8. NASA will retain full operation control of SeaStar use of the frequency 2287.5 MHz under the NTIA authorization for both ground testing and the five-year NASA contract with OSC and the 2 GHz satellite transmitter will not operate without an NTIA authorization;

9. NASA be aware that band 2200-2290 MHz is not available for use by commercial systems, except as indicated in footnote US303 (non-Government space stations in the space research, space operations, and Earth exploration-satellite services may be authorized to transmit to the Tracking and Data Relay Satellite System subject to conditions that may be applied on a case-by-case basis, not causing harmful interference to authorized Government stations, and meeting the power flux-density limits contained in ITU RR2557);

10. Subsequent SeaStar or similar systems will conduct these operations in a different band;

11. The Department of Commerce, NOAA, National Environmental Satellite, Data, and Information Service Office, which licensed SeaStar under the Private Remote Sensing Act, be informed that NASA is operationally responsible for this downlink operation (i.e., in order to clarify of the OSC request to NOAA of September 9, 1993);

12. All other frequency requirements for SeaStar operations (i.e., 1700-1710 and 2025-2110 MHz) are not for government stations and will require FCC license.


                                             Sincerely,


                                             /s/ WILLIAM GAMBLE
                                             William Gamble
                                             Deputy Associate
                                             Administrator


ENCLOSURES

                                                         NAS5-31350, Mod. 17
                                                         Attachment D, Section J

OI


Mr. William Gamble
Deputy Associate Administrator
National Telecommunications and
  Information Administration
Department of Commerce
14th & Constitution Avenue, NW
Washington, DC 20230


Dear Mr. Gamble:

On March 1, 1994, you withdrew certification of spectrum support for the National Aeronautics and Space Administration's SeaStar Program. The basis was determination that the system was a non-Government activity over which your office had no jurisdiction (i.e., "a private remote sensing space system").

Circumstances associated with the program have changed since your action. Specifically, as evidenced by the Enclosure, NASA has obtained from Orbital Sciences Corporation, unequivocal operational control over the S-band telemetry downlink of the SeaStar Program for its full period of performance. Further, this Agency has adopted radio frequency operational control procedures to prevent interference to all existing and future authorized Government systems in the band. Furthermore, NASA will be the sole recipient of the raw 2GHz downlink data for the full contract performance period. Upon expiration of the five year operational period of performance, 2 GHz downlink activity will cease as should any NTIA authorization issued. SeaStar 2 GHz downlink certification should be limited to a single spacecraft and ground station. Finally, no subsequent SeaStar or similar type activity should be certified in this band.

Recognizing the above, coupled with OSC's withdrawal of its application with the Federal Communications Commission for SeaStar operational authority at 2272.5 MHz, it is fully evident that the SeaStar activity in 2285-2290 MHz is once again a Government operation clearly under the jurisdiction of your office.

Accordingly, NASA requests expedited NTIA recertification of spectrum availability and support for the SeaStar 2 GHz spacecraft telemetry operations with all other technical details unchanged from that considered in the prior submission, with one exception recertification is sought for operations on 2287.5 MHz in lieu of 2272.5 MHz.


                                                         NAS5-31350, Mod. 17
                                                         Attachment D, Section J

Please note all effort on the SeaStar matter, including the proposed change in telemetry frequency, has been closely coordinated with both the National Oceanic and Atmospheric Administration and the Department of Defense.

A timely affirmative decision by you is appreciated.

Sincerely,

ORIGINAL SIGNED BY

David Struba
NASA IRAC Representative
Office of Space Communications

Enclosure





                                                             NAS5-31350, Mod. 17
                                                         Attachment D, Section J

C-9410-003
6 October 1994                                             Orbital
                                                          Sciences [OSC LOGO]
                                                       Corporation

Mr. William A. Hatchl
NASA/Goddard Space Flight Center
Earth Sciences Procurement Office
Code 289
Greenbelt, Maryland 20771

                      Re: SeaStar Program Frequency Shift

Dear Bill:

This is in response to your letter of September 16, 1994 regarding the SeaStar program frequency shift. We were aware the National Telecommunications and Information Agency (NTIA) had rescinded authority to downlink the SeaWiFS data from our spacecraft. We understood the basis for this was the Department of Defense (DOD) position (as you stated). We were also aware of increasing efforts by NASA/HQ staff and DOD the spectrum management authorities to resolve a method of transmitting stored SeaWiFs imagery data from orbit.

OSC has reviewed your letter and will agree to the following, with each of our responses keyed to the points in your letter:

- We will modify the SeaStar S-Band spacecraft transmitters to operate at 2287.5 MHz vice 2272.5 MHz. Operational control and Radio Frequency Interference (RFI) mitigation will be addressed in a OSC-GSFC RFI Mitigation Interface Control Document (ICD). Although the design of the existing spacecraft transmitters will be changed in accordance with your request, neither OSC or NASA is responsible for any data losses due to Radio Frequency Interference (RFI) mitigation.

- We will not make commercial use of the S-Band data collected at the OSC Fairmont, West Virginia, Remote Tracking Station.

- We request copies of all S-Band processed data. We will work with the GSFC SeaWiFS project office on defining these data transfer requirements. OSC will have the exclusive rights to resell this data to commercial customers. We understand that we obtain this data on an "as is" and "as available" basis.

- NASA will retain operational control of the S-Band downlink and hold the NTIA license for the preoperational testing period and the five year length of contractual data delivery. We will work with NASA to develop a binding agreement that defines the conditions of RFI mitigation and operational control.



         21700 Atlantic Boulevard, Dulles, Virginia 20166 (703)406-5000


                                                         NAS5-31350, Mod. 17
                                                         Attachment D, Section J

Mr. William A. Hatchil
6 October 1994
Page 2

- OSC will not operate the S-Band transmitter without the operational control of a NTIA licensed government agency unless future regulatory provisions allow such operation.

- Any subsequent SeaStar satellite or related follow-on system will be in a different band.

We will agree to the above changes at no cost, despite our assuming the significant monetary burden of switching to the 2287.5 MHz assignment, provided that we receive a schedule extension for these changes to 31 May 1995 for SeaStar launch. We also agree to:

- Withdraw our Part 5 application to the Federal Communications Commission for the 2272.5 MHz downlink.

- Notify the Department of Commerce that NASA is operationally responsible for the 2287.5 MHz downlink.

We hope this letter sets in motion the events necessary to resolving this issue. For further clarification, please contact Mr. James Byrd (703-406-5409), Spectrum Manager, for spectrum management issues and Dr. John McCarthy (703-406-5504), SeaStar Program Manager, for program issues. You may also contact me directly at 703-406-5440.

Regards,

/s/ RICHARD HAMPTON

Richard Hampton, DBA, CPCM
Director
Contracts and Business Administration


cc:  Allan Webb/Code Y/NASA HQ
     Bob Kirk/Sea WiFs Project Manager/Code 970.2
     Dave Struba/Code OI/NASA HQ
     Dave Townley/Code OI/NASA HQ
     Joe Deskevich/GSFC Spectrum Manager/Code 502


                                                         NAS5-31350, Mod. 17
                                                         Attachment D, Section J

National Aeronautics and                                             [NASA LOGO]
Space Administration
Goddard Space Flight Center
Greenbelt MD 20771


                                                                     SEP 16 1994

Reply to Attn of 289

Dr. John McCarthy
SeaStar Program Manager
Orbital Sciences Corporation
21700 Atlantic Boulevard
Dulles, VA 2016


Dear John:

As you know, your contract requires you to obtain all permits, licenses and approvals necessary to provide NASA SeaWiFS data from your SeaStar spacecraft. Since the spacecraft will broadcast part of its data through the Government-only portion of the S-Band, the National Telecommunications and Information Administration (NTIA) has jurisdiction over approving its use. NTIA recently rescinded authority to downlink SeaWiFS data from your SeaStar spacecraft at 2272.5 Mhz based on the Department of Defense's (DOD's) position of exclusive government use of that band. NASA is therefore concerned about your ability to obtain the necessary frequency approvals on the SeaStar program under our contract. As a result of this concern, we have discussed with NASA and DOD spectrum managers ways that you might downlink your data in the S-Band while not violating the established DOD position.

DOD representatives have indicated that they would remove their objection to your S-Band downlink of Global Area Coverage (GAC) data to NASA under the following conditions:

     -SeaStar downlink operation of the GAC data at a revised frequency of 2287.5 Mhz instead of 2272.5 Mhz. US Footnote 303 to the US Table of Allocations allows conditional non-government use of that frequency, unlike 2272.5 Mhz. Operations are not to cause interference with currently authorized transmissions on that frequency.

     -NASA will be the sole intended recipient of that downlink for data use purposes. Orbital Sciences Corporation (OSC) may copy the downlink to NASA from your Fairmont station for extraction of the housekeeping information and as a backup to NASA, but must not make any commercial sale of that transmission.

     -If requested, NASA will furnish OSC with processed copies of the GAC data.


                                                         NAS5-31350, Mod. 17
                                                         Attachment D, Section J

     - NASA will retain full operational control of the downlink by holding the license from NTIA for the frequency use and authorizing OSC's operation. This license will be effective for the pre-operational testing period and the five year length of contracted data delivery.

     - If the spacecraft is capable of data transmission after five years, OSC may request a government sponsor to reapply for its NTIA license, but under no circumstances, and regardless of contract status, will OSC operate the S-Band transmitter without a government license and operational control.

     - Any subsequent SeaStar satellite or follow-on system will be in a different band.

If the above terms are satisfactory at no change in the contract price, please contact Ms. Montague at (301) 286-9285 to enter into a binding agreement on the specific terms for NASA's operational control of the downlink. We except OSC will agree to make no claim against NASA by virtue of NASA's exercise of the S-Band transmission of SeaWiFS data via this S-Band frequency.

Once this agreement is signed, NASA will ask NTIA to reinstate its Certification of Spectrum Support, modified to cover 2287.5 Mhz in place of 2272.5 Mhz and to include the terms listed above. The other frequencies used by SeaStar will be covered by your commercial Federal Communications Commission (FCC) application.

I suggest you amend your FCC application to delete the 2272.5 Mhz downlink as the NTIA license is expected to provide for the 2287.5 Mhz data downlink. FCC licensing continues to be appropriate for your command link and commercial L-Band operation.

Finally, please make the Department of Commerce aware of NASA's operational control over the 2287.5 Mhz SeaStar data downlink.

If you have any questions, please contact Ms. Montague at (301) 286-9285 or the undersigned at (301) 286-3764.


/s/ WILLIAM A. HATCHIL


William A. Hatchil
Contracting Officer